CONTRACT AMENDMENT NO.1

      THIS INSTRUMENT is entered into as of the 31st day of October, 1996 by SB Motel Richmond Corp., SB Motel Durham-Research Triangle Park Corp., SB Motel Cary Corp., SB Motel Statesville Corp., SB Motel Wilmington Corp., SB Motel Columbia Corp., SB Motel Charleston Corp., SB Motel Albany Corp., SB Motel Virginia Beach Corp., SB Motel Durham-Duke Corp., SB Motel Raleigh Corp., and SB Motel Charlotte I-85 Corp. (collectively, "Sellers"), Hudson Hotel Properties Corp. ("Purchaser") and Hudson Hotels Corporation ("Hudson").

      WHEREAS, Purchaser entered into an Agreement of Purchase and Sale dated September 27, 1996 (the "Agreement") with Sellers covering twelve properties in the States of North Carolina, South Carolina, Georgia and Virginia (collectively, the "Premises"); and

      WHEREAS, Hudson, Sellers and Purchaser desire to amend Sections 3.1, 3.2,
15.7 and 16.10 of the Agreement as set forth below. All terms not defined herein shall have the meanings ascribed to them in the Agreement.

      NOW THEREFORE, Hudson, Sellers and Purchaser hereby agree that the Agreement is hereby amended as follows:

1. Section 3.1 of the Agreement is hereby amended to extend the Feasibility Period from October 31, 1996 to and including November 15, 1996. Hudson, Sellers, and Purchaser agree that none of the terms, conditions and covenants of the Agreement have been waived, except that Hudson and Purchaser hereby acknowledge their approval of and satisfaction with the following due diligence matters:

      a.   Property Appraisals.

      b.   Financial Statements and Audited Financials for the Premises.

      c. Engineering and Site Inspection Reports; provided, however, that Hudson, Sellers and Purchaser acknowledge and agree that to the extent any of work agreed to by Sellers in a letter dated October 15, 1996, a copy of which is attached hereto and incorporated herein by reference as Exhibit "A", is not completed prior to Closing, Hudson and Purchaser shall be entitled to a closing adjustment for the cost of such uncompleted work.

      d. Environmental, with the exception of the Columbia, South Carolina property, for which property Purchaser has requested further information and reserves its right to object upon receipt and review of such information.

2. Section 3.2 of the Agreement is hereby deleted in its entirety and replaced with the following: "If Purchaser shall terminate this Agreement as permitted pursuant to Section

   3.1 on or before the last day of the Feasibility Period, then Purchaser shall be entitled to a refund of the Deposit less $50,000, and Sellers shall be entitled to immediate payment from Escrow Agent of such $50,000 portion of the Deposit as option money and consideration for the Feasibility Period and the opportunity to conduct due diligence on the Premises during the Feasibility Period."

3. The Closing Date shall not be affected by the extension hereunder of the Feasibility Period.

4. Sellers hereby withdraw its Cure Notice dated October 28, 1996 in its entirety (without prejudice to its right to resubmit a Cure Notice at least three days prior to the expiration of the Feasibility Period, as hereby extended, and that Section 4.1 of the Agreement is hereby amended to reflect the foregoing), such that the Cure Notice is null and void and of no force and effect.

5. Section 15.7(a) is hereby amended to delete "within five (5) Business Days after the expiration of the Feasibility Period," and replace it with "by November 7, 1996,".

6. Section 15.7(b) is hereby amended to delete the last sentence in its entirety and replace it with "Sellers agree to indicate to Purchaser by November 7, 1996 whether they will request a Sellers Nominee to be placed on the Board immediately following Closing.".

7. Section 16.10 is deleted in its entirety and replaced by the following:

   "It shall be a condition precedent to the obligation of Sellers to Purchaser hereunder that Hudson shall have satisfied each and all of the obligations of Hudson hereunder at Closing. Notwithstanding anything to the contrary herein, Purchaser shall have no liability for the representations and warranties of, nor obligation to fulfill or perform any of the covenants or obligations of Hudson which arise hereunder, under the Note, for the registration of the Shares, or otherwise."

8. Hudson, Sellers and Purchaser acknowledge and agree that, except as modified by this Contract Amendment No.1, all other terms and conditions of the Agreement shall remain in full force and effect, including, but not limited to, Purchaser's right to terminate the Agreement at any time prior to the expiration of the Feasibility Period by delivery of a Termination Notice, if Purchaser is dissatisfied with any aspect of the Premises in Purchaser's sole discretion.

      IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first set forth above.

                                        SB Motel Albany Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Charleston Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Columbia Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Richmond Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Virginia Beach Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Cary Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Charlotte I-85 Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Durham-Duke Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Durham-Research Triangle
                                        Park Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Raleigh Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Statesville Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        SB Motel Wilmington Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        Hudson Hotels Properties Corp.


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        Hudson Hotels Corporation


                                        By: /s/ John P. Buza
                                            ----------------------------
                                             John P. Buza
                                             Vice President

                                        Escrow Agent is executing this Contract
                                        Amendment No.1 solely to acknowledge its continued obligations as Escrow Agent


                                        Lawyers Title Insurance Corporation


                                        By: ____________________________
                                        Its:

                                   Exhibit "A"

       SB Motel Albany Corp., SB Motel Raleigh Corp., SB Motel Cary Corp.,
          SB Motel Richmond Corp., SB Motel Charleston Corp., SB Motel
                Statesville Corp., SB Motel Charlotte I-85 Corp.,
           SB Motel Virginia Beach Corp., SB Motel Columbia Corp., SB
             Motel Durham-Duke Corp., SB Motel Wilmington Corp., SD
                    Motel Durham-Research Triangle Park Corp.

--------------------------------------------------------------------------------

October 15, 1996

Hudson Hotels Corporation
One Airport Way, Suite 200
Rochester, NY 14624
Attn: Christopher B. Burns

RE:  Property Visits - Repairs & Maintenance

Dear Chris:

Pursuant to our conversations during our property visits on October 2-4, we discussed how certain repairs and maintenance items would be handled. The properties will maintain their schedules for maintenance, painting of doors and trim and carpet cleaning. The following is a summary of the specific items we discussed at the properties we visited and comments regarding the other properties which we did not visit together, but which I had visited in the last few months, as well as the current status of any repairs and maintenance to be conducted as a result therefrom. As you will see, some items are pending and require a response from American General Hospitality, Inc. ("AGHI"), the property management company, as well as from third party contractors, while other items have already been corrected.


PROPERTIES VISITED:

Fairfield Inn -     Albany, GA
--------------------------------------------------------------------------------

Carpets:            Will be professionally cleaned as scheduled in October 1996.
                    The property has 6 rooms of carpet to replace rooms as needed.

Pool: There was a minor pitted area on stairs into the pool. Bids are being requested to determine an allowance for repainting only.

Mold and Mildew:    The General Manager will provide a list of rooms that need attention and identify an authorized "knock-down" contractor. Due to the uncertainty of the extent of the problem, we agreed an allowance of $13,500 ($450 x 30 rooms) was fair.

                    In addition, second floor walkways have been rechalked by the maintenance staff along the building seam to prevent water, if any, from penetrating from that location.

Mr. Christopher B. Burns
October 15, 1996
Page 2


Fairfield Inn -     Cary, NC
--------------------------------------------------------------------------------

Smoke Detectors:    Rooms with broken smoke detectors were repaired immediately by AGHI.

Carpets:            Will be cleaned as scheduled in October 1996.

Washing Machines:   L2 - Value 'frozen'
                    L1 - Limited hot water } Both have been repaired.

Dryer:              Has been repaired.

Painting:           Certain areas of the 2nd floor ceilings that have peeling
                    paint caused by water damage from Hurricanes Bertha and Fran will be repaired. Bid pending from Southeastern
                    Restorations.

Fairfield Inn -     Statesville NC
--------------------------------------------------------------------------------

Washing Machine:    New machine was purchased and installed on 10/4/96 at a cost of $6,441.

Hot Water Heater:   Boiler B-5 was leaking. A bad pressure valve was replaced by maintenance on 10/4/96.

Wall Vinyl:         General Manager to provide list of rooms requiring
                    "knock-down" finish and repainting of ceilings, not to exceed $6,000 ($400 X 15 rooms).

Fairfield Inn -     Wilmington, NC
--------------------------------------------------------------------------------

Ice Machine:        One machine has been repaired; all operational.

See Exhibit A       The only significant item not corrected to date is the roof repair, for which bids are pending.

Cricket Inn -       Charlotte, NC
--------------------------------------------------------------------------------

Ice Machine:        One machine has been repaired; needed celenoid switch.

Pool Deck:          Awaiting estimate to repair crack.

Bath Tubs:          For tubs where the grab bar has been removed, the holes need to be plugged.

HVAC Covers:        Repair or replace as needed; estimated to be 15.

Outside Lights:     Two roof mounted outdoor lights have been repaired; new
                    light bulbs.

Beds: Bedding that is fully "hammocked" should be under warranty and replaced by manufacturer. One king size bed to be replaced.

Mr. Christopher B. Burns
October 15, 1996
Page 3


Cricket Inn -       Raleigh, NC
--------------------------------------------------------------------------------

Outside Ceilings:   Certain areas have water damage and blistering paint from
                    the Hurricanes. These outside walkway ceilings will be repaired.

Carpets: To be cleaned in normal maintenance schedule. Room 228's carpet will be replaced if pet odor persists.

Interior Ceilings:  Room 122 had water damage to the ceiling which will be repaired.

Cricket Inn -       (Duke) - Durham, NC
--------------------------------------------------------------------------------

Roof Leak:          The roof on the 5 story tower needs to be inspected for a
                    solution to stop leaks into rooms 5001 and 5007; bids are pending.

Carpet:             To be cleaned as scheduled in November 1996.

Out of service      Rooms 5001 and 5007 will be put back into service upon
rooms:              completion of roof repairs.


PROPERTIES NOT VISITED ON OCTOBER 2-4 TRIP, BUT RESPONSES TO CHRISTOPHER BURNS' PROPERTY INSPECTION REPORTS

Cricket Inn -       Virginia Beach, VA
--------------------------------------------------------------------------------

Ice Machine:        One machine (obsolete bin style) has been broken for years and will be discarded.

Carpets:            To be cleaned as scheduled.

Wall Vinyl:         To be repaired by maintenance.

Gutter:             To be repaired.

Fairfield Inn -     RTP - Durham, NC
--------------------------------------------------------------------------------

Ceiling Grids:      Need to be repainted in first floor rooms (26). Bids
                    requested.

Room: One leak reported by maintenance man near elevator. To be inspected and repaired.

Mr. Christopher B. Burns
October 15, 1996
Page 4


Fairfield Inn -     Columbia, SC
--------------------------------------------------------------------------------

Roof:               Bids to replace sections of the roof are being requested.

Porte-cochere:      To be repainted as scheduled.

Emergency Lights:   Now operational.

Pool:               Bids requested to resurface pool.

Laundry Equipment:  All operational.

Fairfield Inn       Charleston, SC
--------------------------------------------------------------------------------

California Knock-   The two rooms where the maintenance staff performed the
down                knock-down application will be redone by an authorized
                    contractor.

Parking lot:        Area of asphalt outside the maintenance office will be
                    repaired utilizing concrete. Bids pending.

Fairfield Inn       Richmond, VA
--------------------------------------------------------------------------------

Washing Machine:    One machine was leaking and has been repaired.

Ice Machines:       All operational.


After you have an opportunity to review this document, please call me at (212) 783-6962 with any comments you may have.

Very truly yours,


/s/ John P. Buza

John P. Buza
Vice President

JPB:lap

cc:  E. Anthony Wilson   Hudson Hotels Corporation
     Bruce Sahs          Hudson Hotels Corporation
     Steven Fowler       Boylan, Brown, Code, Fowler, Vigdor & Wilson
     Robin Panovka       Wachtell, Lipton, Rosen & Katz
     Julius Schwarz      Wachtell, Lipton, Rosen & Katz

                                                         [Execution Counterpart]

                            CONTRACT AMENDMENT NO. 2

            THIS CONTRACT AMENDMENT NO. 2 (this "Amendment"), made as of the 18th day of November, 1996 by and among HUDSON HOTELS PROPERTIES CORP., a New York corporation with offices at One Airport Way, Suite 200, Rochester, New York 14624 ("Purchaser"), SB MOTEL RICHMOND CORP., SB MOTEL DURHAM-RESEARCH TRIANGLE PARK CORP., SB MOTEL GARY CORP., SB MOTEL STATESVILLE CORP., SB MOTEL WILMINGTON CORP., SB MOTEL COLUMBIA CORP., SB MOTEL CHARLESTON CORP., SB MOTEL ALBANY CORP., SB MOTEL VIRGINIA BEACH CORP., SB MOTEL DURHM-DUKE CORP., SB MOTEL RALEIGH CORP. and SB MOTEL CHARLOTTE 1-85 CORP., each a Delaware corporation with offices at Seven World Trade Center, New York, New York 10048, Attn: Mr. John P. Buza, Vice President (collectively, "Sellers") and HUDSON HOTELS CORPORATION, a New York corporation with offices at One Airport Way, Suite 200, Rochester, New York 14624 ("Hudson").

                              W I T N E S S E T H:

            WHEREAS, Sellers, Purchaser and Hudson entered into that certain Agreement of Purchase and Sale, dated September 27, 1996, as amended by (i) that certain Contract Amendment No. 1, dated October 31, 1996 (the "First Amendment") and (ii) that certain letter agreement dated November 15, 1996; and the Agreement of Purchase and Sale as amended by the First Amendment, the "P&S Agreement"); all capitalized terms not herein defined shall have the meanings ascribed to such terms in the P&S Agreement;

            WHEREAS, Sellers, Purchaser and Hudson wish to amend the P&S Agreement as provided below.

            NOW THEREFORE, for $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree, and the P&S Agreement is hereby amended, as follows:

            1. (a) The Purchase Price is hereby reduced by $600,000 to Sixty Million Four Hundred Thousand and no/100 Dollars ($60,400,000). Section 2.2 of the P&S Agreement is hereby deleted in its entirety and the following is hereby substituted therefor

                  "2.2. The balance of the Purchase Price ($58,950,000.00) shall be paid by Purchaser to

                  Sellers at the Closing (as hereinafter defined) as follows:

                  (a) The sum of Fifty Three Million Five Hundred Fifty Thousand and NO/100 Dollars ($53,550,000.00), plus the Stock Price Adjustment Amount (as hereinafter defined), if any, shall be paid by Purchaser in cash by wire transfer of immediately available funds to an account or accounts designated in writing by Sellers;

                  (b) Hudson shall deliver to Sellers (i) a promissory note executed by Hudson in the amount of Three Million and NO/100 Dollars ($3,000,000), plus or minus any closing adjustments made pursuant to Section 9, in the form of Exhibit D, attached hereto and incorporated herein by reference (the "Note"); and

                  (c) Purchaser shall deliver to Sellers the lesser of (i) 400,000 shares of the common stock, par value $0.001, of Hudson (the "Hudson Common Stock") or (ii) that number of shares of Hudson Common Stock that is equal to the number determined by dividing $2,400,000 by the Per Share Market Price (such number of shares of Hudson Common Stock determined in accordance with clauses (i) and (ii) above shall be referred to herein as the "Shares").

                  For purposes hereof, the term "Stock Price Adjustment Amount" shall mean the amount, if any, by which (i) the product of the Per Share Market Price (as defined below) multiplied by 400,000 is less than (ii) $2,400,000, and the term "Per Share Market Price" shall mean the average closing price per share of Hudson Common Stock on NASDAQ for the five trading days immediately preceding the Closing Date. If the Closing occurs, Purchaser will be entitled to a $50,000 credit against the Purchase Price (which $50,000 represents the deposit previously paid by Purchaser to Sellers which had been forfeited)."

            (b) Exhibit E of the P&S Agreement is hereby deleted in its entirety and replaced with the Exhibit E attached hereto and incorporated herein by reference.

            2. Subpart (k) of Section 5.2 of the P&S Agreement is hereby deleted in its entirety and replaced with the following:

                  "(k)  An indemnity agreement in the form of Exhibit J; and

                   (l) Such other instruments as are customarily executed by sellers to effectuate the sale of property similar to the Premises, provided that this subpart (1) shall not require Sellers to incur expenses, liabilities or obligations in excess of those provided for elsewhere in this Agreement."

            3. The following Section 12.7 is hereby added to the P&S Agreement immediately following Section 12.6 of the P&S Agreement:

                  "12.7. (a) Seller's parent corporation, SB Motel Corp., a Delaware corporation, hereby represents and warrants that, to SB Motel's knowledge, neither it nor any of its affiliates or subsidiaries (including, but not limited to, SB Motel Columbia Corp.) (x) has been named or joined as a party in that certain litigation in the Court of Common Pleas of the State of South Carolina captioned Dean Waldrop and Kathy Elaine Clark v. Hotel Renovations of Dallas and American General Hospitality Incorporated, CA No. 95-CP-40-0773 (the "Waldrop Litigation"), or (y) is a defendant in or party to any other action or proceeding of any kind with respect to the claim asserted in the Waldrop Litigation.

                  The term to "SB Motel Corp.'s knowledge" or any similar phrase, as used above, shall mean the actual knowledge, without specific investigation or inquiry, of John P. Buza, Vice President of SB Motel Corp.

                  (b) The representation and warranty made by SB Motel Corp. in subsection (a) shall survive the Closing until the fifth anniversary of the Closing Date or until a sale, assignment or other transfer of the Premises (or any part thereof) by Purchaser, if sooner (provided that neither an assignment pursuant to Section 16.2 of the P&S Agreement nor a grant to a lender of a deed of trust, shall constitute such a sale, assignment or other transfer). No claim may be asserted by Purchaser under the foregoing representation or warranty after the expiration of such survival period, and all claims for breach of such representation and warranty asserted during such survival period may continue to be asserted after such survival period only if during the survival period the claiming party provided the other party specific and detailed written notice thereof and commenced and diligently prosecuted a law suit against the other in connection therewith.

                  (c) SB Motel Corp. has executed this Agreement solely to acknowledge its representation and warranty set forth in subsection 12.7(a)."

            4. Sections 12.4 and 12.5 are hereby amended to add the following sentence as the second sentences of such Sections: "Neither an assignment pursuant to Section 16.2 hereof nor the execution and delivery of deeds of trust and mortgages by Purchaser to its lender shall constitute a sale, assignment or other transfer of the Premises."

            5. Section 3.11 of the P&S Agreement is hereby deleted in its entirety and the following is hereby substituted therefor

                  "3.11. (a) In the event that on or before the Closing, either
                  (i) the ground lessor under the Statesville Ground Lease has not executed and delivered to Purchaser an estoppel certificate in substantially the form attached hereto as Exhibit K or in a form which is otherwise reasonably acceptable to Purchaser, or (ii) a Deed of Easement substantially in the form attached hereto as Exhibit L or in a form which is otherwise reasonably acceptable to Purchaser has not been executed by the parties thereto and delivered to Purchaser, then Purchaser shall have the right to exclude from the Premises being purchased and sold hereunder the Statesville Property, the Statesville Ground Lease and any Personality, Contracts, Permits, Inventory, Intangible Rights, books and records, "as-built drawings", documentation, instrumentation, rights and other aspects of the Premises which relate to the Statesville Property (collectively, the "Statesville Premises"). Purchaser's right to exclude the Statesville Premises from the Premises may be exercised by written notice to Sellers on or before the Closing Date. Any exercise of such right shall be irrevocable.

                  (b) If the Statesville Premises are excluded from the Premises being purchased and sold hereunder pursuant to subsection 3.11(a), then the Purchase Price shall be reduced by $3,741,000.00 (the "Statesville Purchase Price Reduction Amount") to the sum of Fifty Six Million Six Hundred Fifty Nine Thousand and No/100 Dollars ($56,659,000.00), and, to reflect such reduction, Section 2.2 shall be deemed to have been deleted in its entirety and the following substituted therefor:

                        '2.2. The balance of the Purchase Price ($55,209,000.00) shall be paid by Purchaser to Sellers at the Closing (as hereinafter defined) as follows:

                        (a) The sum of Fifty Million Five Hundred Fifty-Seven Thousand Two Hundred Dollars ($50,557,200.00), plus the Stock Price Adjustment Amount (as hereinafter defined) if any, shall be paid by Purchaser in cash by wire transfer of immediately available funds to an account or accounts designated in writing by Sellers;

                        (b) Hudson shall deliver to Sellers (i) a promissory note executed by Hudson in the amount of Two Million Six Hundred and Twenty Five Thousand Nine Hundred Dollars ($2,625,900), plus or minus any closing adjustments made pursuant to Section 9, in the form of Exhibit D, attached hereto and incorporated herein by reference (the "Note"); and

                        (c) Purchaser shall deliver to Sellers the lesser of (i) 337,650 shares of the common stock, par value $0.001, of Hudson (the "Hudson Common Stock") or (ii) that number of shares of Hudson Common Stock that is equal to the number determined by dividing $2,025,900 by the Per Share Market Price (such determined in accordance with clauses

                        (i) and (ii) above shall be referred to herein as the "Shares").

                        For purposes hereof, the term "Stock price Adjustment Amount" shall mean the amount, if any, by which (i) the product of the Per Share Market Price (as defined below) multiplied by 337,650 is less than (ii) $2,025,900, and the term "Per Share Market Price" shall mean the average closing price per share of Hudson Common Stock on NASDAQ for the five trading days immediately preceding the Closing Date. If the Closing occurs, Purchaser will be entitled to a $50,000 credit against the Purchase Price (which $50,000 represents the deposit previously paid by Purchaser to Sellers which had been forfeited).'

                  (c) If the Statesville Premises are excluded from the Premises being purchased hereunder pursuant to Subsection 3.11(a), any and all covenants, representations, warranties, obligations and liabilities set forth herein relating to the Statesville Premises shall be null and void and of no further force and effect, and every reference to either SB Motel Statesville Corp. or any of the Statesville Premises shall be stricken from the provisions hereof, in each case as if the Statesville Premises had never been the subject of this Agreement. If the Statesville Premises are excluded from the Closing pursuant to this Section 3.11, SB Motel Statesville Corp. shall use good faith efforts (which shall not include the expenditure of any funds or the making of any changes, alterations or improvements to any Premises) to assist Purchaser to obtain the documents attached hereto as Exhibits K and L (or substitutes reasonably acceptable to Purchaser) prior to December 31, 1996. If the documents attached hereto as Exhibits K and L (or substitutes reasonably acceptable to Purchaser) can be obtained on or prior to December 31, 1996, Purchaser and SB Motel Statesville Corp. shall close on the Statesville Premises on or before December 31, 1996 at the Statesville Purchase Price Reduction Amount, and otherwise on the terms set forth in this Agreement, with the purchase price thereof paid in the same proportions of cash, a promissory note executed by

                  Hudson, and shares of Hudson Common Stock as set forth in
                  Section 2.2 as amended by this Contract Amendment No. 2. If the Closing of the Statesville Premises has not occurred on or before December 31, 1996 as contemplated hereunder, then Purchaser shall (x) have no right or claim whatsoever in or to the Statesville Premises and shall, if so requested by Sellers, promptly execute a recordable instrument evidencing same and waiving all rights with respect to the Statesville Premises and (y) promptly deliver to Sellers all Statesville Premises related due diligence reports, surveys and other materials in Purchaser's possession together with documentation sufficient to grant to Sellers (and their assignees) full right and title thereto."

            6. Purchaser acknowledges that it has completed its investigation of the Premises and is satisfied with all aspects thereof. Accordingly, Section 3.4 of the P&S Agreement and Section 1 of the First Amendment are hereby deleted in their entirety and each of the parties hereto waives any and all rights it had or may have had under such Sections. Purchaser hereby waives any and all objections it had or might have with respect to the condition of the Premises and agrees that Sellers shall have no obligations whatsoever to cure any defects in or problems with the Premises or to incur any costs or expenses in connection therewith, whether such defects or problems are set forth in Exhibit A to the First Amendment, in the Fran Damage Schedule, or otherwise. Purchaser waives any and all rights which it might have under or in connection with the Fran Damage Schedule and/or the letter from Sellers which is attached as Exhibit A to the First Amendment (and such schedule and letter shall be null and void). Purchaser hereby waives any right to terminate the P&S Agreement under Section 3.1 thereof or otherwise. As of the date hereof, Purchaser's and Hudson's obligation to close the transactions contemplated by the P&S Agreement are unconditional, the Deposit is non refundable, and neither Purchaser nor Hudson has or shall have any termination rights under the P&S Agreement whatsoever (provided that the foregoing shall not invalidate Purchaser's remedies for any default by Sellers, as set forth in Section 8 of the P&S Agreement). Purchaser further waives any and all objections and other matters set forth in the Title Notice sent to Sellers (including, without limitation, all Title Defects) and acknowledges that Sellers have not agreed to cure any such objections or other matters. All such objections or other matters constitute Permitted Exceptions, and Purchaser (x) waives any right to object thereto and (y) agrees to take title subject thereto at Closing. Purchaser hereby waives any and all rights it might have under Section 4.1 of the P&S Agreement and accepts the quality and condition of title to the Premises.

Notwithstanding the foregoing, Sellers have agreed to provide the following title curatives at Closing:

            (i) The inclusion in the deeds to each of the Properties of standard quit claim language utilizing the insured legal descriptions required by Purchaser's Title Notice where such legal descriptions vary from the vesting deed legal descriptions;

            (ii) Standard gap/hold harmless indemnities or owner's affidavits of liens and parties in possession as required by the Purchaser's Title Company (which shall not cover any Permitted Exceptions);

            (iii) Evidence of payment of $5,000 to the sealing contractor with respect to the Richmond property (referenced in Exhibit F to the P&S Agreement); and

            (iv) Evidence of payment or an indemnity reasonably satisfactory to the Title Company regarding the $25,000 owed to the contractor with respect to the Columbia Property (referenced in Exhibit F to the P&S Agreement).

Sellers will, additionally, use their good faith efforts (which shall not include the expenditure of any funds or the making of any changes, alterations or improvements to any Premises) to assist Purchaser to secure the following:

            (a) An Estoppel Certificate from the Downing Company with respect to the Richmond Property in the form attached as Exhibit M;

            (b) An Encroachment Agreement in the form provided with respect to the Virginia Beach property in the form attached hereto as Exhibit M;

            (c) A Subordination, Nondisturbance and Attornment Agreement and estoppel letter in the form provided by the Purchaser with respect to the cellular dish lease affecting the Durham-Duke Property in the form attached hereto as Exhibit M; and

            (d) Two estoppel letters in forms provided by the Purchaser regarding the driveway easement and the Declaration of Covenants, Conditions and Restrictions with respect to the Raleigh Property in the form attached hereto as Exhibit M.

Purchaser's receipt of the foregoing items (a) through (d) shall not be a condition to Closing. Sellers have not provided any assurances, representations or warranties that any of the foregoing items will be secured. Provided that Sellers use good faith efforts (as limited above) to assist Purchaser in securing the aforesaid items, if such items are not secured, (x) Sellers shall have no obligation or liability in connection therewith, and (y) Purchaser shall not have any right to terminate this Agreement, fail to close hereunder or seek any remedy or recourse against Sellers as a result thereof.

            Nothing contained herein is intended to waive Sellers' obligation to produce documents of conveyance or standard title curatives expressly provided for in Section 5 of the P&S Agreement.

            7. Except as expressly modified by provisions of this Amendment, all of the terms, covenants and conditions of the P&S Agreement shall remain unmodified and in full force and effect.

            8. This Amendment may not be changed orally and shall be construed according to the laws of the State of New York, and any legal action or proceeding with respect to or in connection with this Amendment must be brought in the Supreme Court of the State of New York within the First Judicial Department, 1st District, New York City, or the Federal Courts for the Southern District of New York.

            9. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the day and year first above written.


                                        SB MOTEL RICHMOND CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL DURHAM-RESEARCH
                                           TRIANGLE PARK CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL CARY CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL STATESVILLE CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL WILMINGTON CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL COLUMBIA CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President

                                        SB MOTEL CHARLESTON CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL ALBANY CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL VIRGINIA BEACH CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL DURHAM-DUKE CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL RALEIGH CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL CHARLOTTE I-85 CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President

                                        HUDSON HOTELS PROPERTIES CORP.


                                        By: /s/ B. Anthony Wilson
                                            ------------------------------
                                            Name: B. Anthony Wilson
                                            Title: Chairman and Chief
                                                   Executive Officer


                                        HUDSON HOTELS CORPORATION


                                        By: /s/ B. Anthony Wilson
                                            ------------------------------
                                            Name: B. Anthony Wilson
                                            Title: Chairman and Chief
                                                   Executive Officer

                                        B. Anthony Wilson is executing this
                                        Contract Amendment No. 2 in his in-
                                        dividual capacity solely to acknowl-
                                        edge and confirm his covenant set
                                        forth in Section 15.3(b) of the P&S
                                        Agreement.


                                            /s/ B. Anthony Wilson
                                        ------------------------------
                                              B. ANTHONY WILSON

                                       Escrow Agent is executing this Con-
                                       tract Amendment No. 2 solely to ac-
                                       knowledged its continued obligations
                                       as Escrow Agent


                                       LAWYERS TITLE INSURANCE CORPORATION



                                       By: [Illegible]
                                           ---------------------------------
                                           Name: [Illegible]
                                                 ---------------------------
                                           Title: Counsel
                                                 ---------------------------

                                        SB Motel Corp. is executing this
                                        Contract Amendment No. 2 solely to
                                        acknowledge and confirm its repre-
                                        sentations and warranties made in
                                        Section 3 hereof


                                        SB MOTEL CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President

                                    EXHIBIT E

                            Purchase Price Allocation

SB Motel Albany Corp.                                      $ 3,151,000

SB Motel Cary Corp.                                        $ 6,008,000

SB Motel Charleston Corp.                                  $ 5,938,000

SB Motel Charlotte 1-85 Corp.                              $ 3,291,000

SB Motel Columbia Corp.                                    $ 5,811,000

SB Motel Durham-Duke Corp.                                 $ 8,929,000

SB Motel Durham Research Triangle Park Corp.               $ 4,920,000

SB Motel Raleigh Corp.                                     $ 3,835,000

SB Motel Richmond Corp.                                    $ 6,510,000

SB Motel Statesville Corp.                                 $ 3,741,000

SB Motel Virginia Beach Corp.                              $ 2,286,000

SB Motel Wilmington Corp.                                  $ 5,980,000
                                                           -----------
      Total                                                $60,400,000

                                    Exhibit J

                                November 27, 1996

HH Properties-I, Inc.
HH Properties-VB, Inc.
One Airport Way, Suite 200
Rochester International Airport
Rochester, NY  14624
Attn: E. Anthony Wilson, Chairman


Re: Agreement of Purchase and Sale, dated September 27, 1996, among Hudson Hotels Properties Corp. ("Purchaser"), SB Motel Albany Corp., SB Motel Raleigh Corp., SB Motel Cary Corp., SB Motel Richmond Corp., SB Motel Charleston Corp., SB Motel Statesville Corp., SB Motel Charlotte I-85 Corp., SB Motel Virginia Beach Corp., SB Motel Columbia Corp., SB Motel Durham-Duke Corp., SB Motel Wilmington Corp., SB Motel Durham-Research Triangle Park Corp. (collectively, "Sellers"), and Hudson Hotels Corp. ("Hudson"), as amended by (i) that certain Contract Amendment No. 1, dated October 31, 1996 and (ii) that certain Contract Amendment No. 2, dated November 18, 1996 (as amended, the "P&S Agreement"); all capitalized terms not herein defined shall have the meanings ascribed to such terms in the P&S Agreement

Gentlemen:

            Reference is hereby made to the following: (a) a certain Adversary Proceeding that was commenced by Motels of America ("MOA") as Debtor and Debtor-in-Possession, and Ben Franklin Properties, Inc. in its own right and as Assignee of Ameritech Pension Trust ("Ben Franklin") against Salomon Brothers Inc ("Salomon") and Salomon Brothers Realty Corp. ("SBRC") captioned Motels of America, Inc. et al. v. Salomon Brothers Inc et al. No. A-91-167 in the United States Bankruptcy Court for the District of Delaware (the "MOA Litigation"), which proceeding was settled pursuant to a certain settlement agreement by and among MOA, Ben Franklin, Salomon and SBRC, dated as of March 27, 1992 (which was approved by Order of such Bankruptcy Court by Order dated July 23, 1992 filed with the Clerk thereof on July 27, 1992); (b) a certain action that was commenced in

E. Anthony Wilson
Hudson Hotels Properties Corp.
November 27, 1996
Page 2


the United States District Court for the Northern District of Illinois by purchasers of certain of the first mortgage notes (collectively, "Xerox") secured by mortgages on, among other things, the Properties and captioned Xerox Financial Services Life Ins. Co. et al. v. Salomon Brothers Inc et al. No. 93-C-1767 (the "Xerox Litigation"), which action was settled pursuant to a certain settlement agreement dated September 9, 1993 by and among Xerox and Salomon; (c) a certain action filed in the United States District Court for the Northern District of Illinois which is known as Harris Trust Savings Bank, not individually but solely as trustee for Ameritech Pension Trust ("APT"), Ameritech Corporation and John A. Edwardson (collectively, "Ameritech") v. Salomon Brothers Inc and Salomon Brothers Realty Corp. (92 Civ. 5883 (MEA)) (the "Ameritech Litigation"); (d) an investigation conducted by the United States Department of Labor (the "DOL") of certain transactions between Salomon, SBRC and APT which are also a subject of the Ameritech Litigation (the "DOL Investigation"); and (e) the potential assessment against Salomon, SBRC and APT of excise taxes by the United States Internal Revenue Service (the "IRS") for alleged prohibited transactions arising out of certain transactions between Salomon, SBRC and APT which are also a subject of the Ameritech Litigation (the "IRS Investigation"; the MOA Litigation, the Xerox Litigation, the Ameritech Litigation, the DOL Investigation and the IRS Investigation being referred to herein collectively as, the "Litigation"). Salomon and SBRC disputed both the factual and the legal basis for the claims asserted in the MOA Litigation and the Xerox Litigation, and dispute both the factual and the legal basis for the claims asserted or which would be asserted in the Ameritech Litigation, the DOL Investigation and the IRS Investigation.

            Subject to the terms and conditions of this letter, Salomon shall, from and after the Closing, indemnify and protect HH Properties-I, Inc. and HH Properties-VB, Inc. (collectively, "Indemnitees" and each an "Indemnitee") from and against any and all actions, causes of action, suits, claims, judgments, demands or liens whatsoever, in law or at equity (collectively, "Claims") which
(i) are made by MOA or Ben Franklin against Indemnitees, or either of them, and result directly by reason of or on account of the MOA Litigation, (ii) are made by Xerox against Indemnitees, or either of them, and result directly by reason of or on account of the Xerox Litigation, (iii) are made by Ameritech against Indemnitees, or either of them, and result directly by reason of or on account of the Ameritech Litigation, (iv) are made by the DOL against Indemnitees, or either of them, and result directly by reason of or on account of the DOL Investigation, and (v) are made by the IRS against Indemnitees, or either of them, and result directly by reason of or on account of the IRS Investigation (each, an

E. Anthony Wilson
Hudson Hotels Properties Corp.
November 27, 1996
Page 3


"Indemnified Claim"), provided that, notwithstanding the foregoing, in no event shall Salomon have any liability or responsibility for, and the Indemnified Claims shall not include, Indemnitees' incidental or consequential damages or any Claims by any party other than (i) MOA or Ben Franklin (by reason of or on account of the MOA Litigation), (ii) Xerox (by reason of or on account of the Xerox Litigation), (iii) Ameritech (by reason of or on account of the Ameritech Litigation), (iv) the DOL (by reason of or on account of the DOL Investigation), and (v) the IRS (by reason of or on account of the IRS Investigation).

            The obligations and liabilities of Salomon which are set forth above shall be subject to the following terms, conditions and limitations:

            (a) Indemnitees, or either of them, within ten (10) days of obtaining any knowledge of any Claim which has given rise to, or which might reasonably be expected to give rise to, an Indemnified Claim, shall give written notice ("Notice of Claim") of such Claim to Salomon, which Notice of Claim shall include in reasonable detail all information available to Indemnitees, or either of them, with respect to such Indemnified Claim (including, without limitation, the nature and basis of such Indemnified Claim, and the amount thereof to the extent known). Indemnitees, or either of them, shall provide with each Notice of Claim copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same. Thereafter, Indemnitees, or either of them, shall, as promptly as practicable but in any event no later than ten (10) days after receiving from time to time any documentation, notice or information relating to any Indemnified Claim, provide copies thereof to Salomon;

            (b) Salomon shall have the right to assume the defense of any Indemnified Claim at its own expense and by its own counsel. If Salomon shall assume the defense of an Indemnified Claim, Salomon shall not be responsible for any legal or other defense costs subsequently incurred by Indemnitees, or either of them, in connection with the defense thereof. If Salomon does not exercise its right to assume the defense of any Indemnified Claim, then Indemnitees, or either of them, may assume such defense but the costs, expenses and reasonable attorneys' fees incurred shall be paid by Salomon hereunder;

E. Anthony Wilson
Hudson Hotels Properties Corp.
November 27, 1996
Page 4


            (c) Anything contained herein to the contrary notwithstanding, Indemnitees, or either of them, shall not admit any liability with respect to, or defend, settle, compromise or discharge, any Indemnified Claim without the express written consent of Salomon, which consent shall not be unreasonably withheld. Indemnitees, or either of them, shall in all respects cooperate with Salomon and act in a reasonable and good faith manner to minimize Salomon's liability in connection with any Indemnified Claim; and

            (d) Indemnitees' right to indemnification hereunder shall be the sole remedy to which Indemnitees and Hudson shall be entitled with respect to the Litigation and/or any Indemnified Claims.

            This indemnity shall survive (i) with respect to the indemnities arising in connection with the MOA Litigation, the Xerox Litigation, the DOL Investigation and the IRS Investigation, until the fifth anniversary of the Closing Date or until a sale, assignment or other transfer of the Premises (or any part thereof) by Indemnitees, if sooner (provided, however, that neither an assignment pursuant to Section 16.2 of the P&S Agreement, nor a grant to a lender of a deed of trust covering the Premises or any part thereof shall constitute such a sale, assignment or other transfer, and (ii) with respect to the indemnity arising in connection with the Ameritech Litigation, until the fifth anniversary of a final, non-appealable judgment concluding the Ameritech Litigation. No claim may be asserted by Indemnitees under the foregoing indemnity after the expiration of such survival period, and all claims for breach of such indemnity asserted during such survival period may continue to be asserted after such survival period only if during the survival period the claiming party provided the other party specific and detailed written notice thereof and commenced and diligently prosecuted a law suit against the other in connection therewith.

            Neither this indemnity nor any of the respective obligations, covenants or agreements hereunder may be assigned in whole or in part, directly or indirectly, by operation of law or otherwise excepting, however, an assignment pursuant to Section 16.2 of the P&S Agreement.

            Any notice to be given hereunder shall be given in the manner and subject to the provisions set forth in Section 10 of the P&S Agreement. Any notice to be given to Indemnitees, or either of them, hereunder shall be to the address set forth in Section 10 of the P&S Agreement, and any notice to be given to Salomon hereunder shall sent to the following address:

E. Anthony Wilson
Hudson Hotels Properties Corp.
November 27, 1996
Page 5


Salomon Brothers Inc, Seven World Trade Center, 33rd Floor, New York, New York 10048, Attn: John P. Buza.

            The provisions hereof may not be changed orally and shall be construed according to the laws of the State of New York, and any legal action or proceeding with respect to or in connection with the provisions hereof must be brought in the Supreme Court of the State of New York within the First Judicial Department, 1st District, New York City, or the Federal Courts for the Southern District of New York.

                                Very truly yours,

                                SALOMON BROTHERS INC

                                By: __________________________________
                                    Name:
                                    Title:


ACKNOWLEDGED, APPROVED
AND ACCEPTED:


HH PROPERTIES-I, INC.


By: __________________________________
    Name:
    Title:



HH PROPERTIES-VB, INC.


By: __________________________________
    Name:
    Title:

                              Location:  Statesville, North Carolina
                              Name of Facility; Fairfield Inn
                              (formerly, a Cricket Inn)


                                    Exhibit K

                             GROUND LESSOR ESTOPPEL

            THIS GROUND LESSOR ESTOPPEL (this "Agreement"), made as of
October __, 1996, is entered into by and among INTERSTATE DEVELOPMENT COMPANY, a North Carolina corporation ("Landlord"), having an address at P.O. Box 1001, Statesville, North Carolina 28677, NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation ("Lender"), having an address at 2 World Financial Center, Building B, New York, New York, 10281-1198, and HH Properties-I, Inc. a New York corporation ("New Tenant"), having an address c/o Hudson Hotels Corporation, One Airport Way, Suite 2a Rochester International Airport, Rochester, New York 14624, Attn: E. Anthony Wilson, Chairman.

                                    RECITALS

            A. Pursuant to that certain Ground Lease dated February 20, 1984 (the "Lease"), a Memorandum of which was recorded on February 24, 1984 in Book 696, Page 475 of the Iredell County, North Carolina Registry (the "Iredell County Registry"), Landlord leased certain real property described on Exhibit A attached hereto (together with all rights of way, easements and appurtenances relating thereto and described in the Lease, including, without limitation, easements for vehicular and pedestrian ingress and egress and parking on, over and across adjoining or abutting property, the "Demised Premises") to Turnpike Properties, Inc., a North Carolina corporation ("Turnpike Properties"), as tenant.

            B. Pursuant to a certain Amendment to Ground Lease by and between Landlord and Turnpike Properties dated March 30, 1984 and recorded on April 19, 1984 in Book 698, Page 589 of the Iredell County Registry, the Lease was further modified and amended.

            C. Pursuant to that certain Assignment of Lease dated July 28, 1989 and recorded on August 4, 1989 in Book 789, Page 329 of the Iredell County Registry, Turnpike Properties, as tenant, assigned all of its right, title and interest in, to and under the Lease to Motels of America, Inc., a Delaware corporation ("Motels of America").

            D. Pursuant to a certain Assignment of Lease dated December 1, 1993 and recorded on December 1, 1993 in Book 903, Page 580 of the Iredell County Registry, Motels of America, as tenant, assigned all of its right, title and interest in, to and under the Lease to SB Motel Statesville Corp., a Delaware corporation ("Tenant").

            E. Pursuant to that certain Assignment of Lease dated October __, 1996 and intended to be forthwith recorded in the Iredell County Register, Tenant, as tenant, has assigned all of its right, title and interest in, to and under the Lease to New Tenant.

            F. Pursuant to a certain Loan Agreement by and between Lender and New Tenant (as the same may be amended, modified, supplemented or assigned from time to time, the "Loan Agreement"), Lender intends to extends a loan (the "Loan") to New Tenant to be secured by, among other things, a first lien leasehold mortgage or deed of trust, as the case may be (as the same may be amended, modified, supplemented or assigned from time to time, the "Mortgage"), encumbering New Tenants leasehold interest in the Demised Premises and its interest in the Lease.

            NOW, THEREFORE, to induce New Tenant to purchase by assignment all of Tenant's right, title and interest in, to and under the Lease and to induce Lender to make the Loan to New Tenant and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

            1. Landlord's Representations and Warranties. Landlord represents and warrants to Lender and New Tenant the following:

                  1.1 Lease. A true, correct and complete copy of the Lease is attached hereto as Exhibit B and such Lease has not been assigned, modified, amended or supplemented except as expressly set forth in Exhibit
      B. The Lease is in full force and effect and constitutes the entire agreement between Landlord and Tenant with respect to the Demised Premises. There do not exist any other agreements or understandings (including, but not limited to, subordination, non-disturbance and attornment agreements) concerning the Demised Premises and/or the Lease, whether oral or written, between Landlord and Tenant (or any of their respective predecessors or successors).

                  1.2 Tenant. Tenant is the tenant under the Lease and is in peaceful, quiet and undisturbed possession of the entire Demised Premises. Upon execution of the Assignment of Lease identified in Paragraph F above, New Tenant shall be the tenant under the Lease.

                  1.3 Enforceability. The Lease constitutes the legal, valid and binding obligation of Landlord, enforceable against Landlord in accordance with its terms.

                  1.4 Rent. The rent payable under the Lease currently is $________ per annum, which rent is paid in equal monthly installments in advance on the first day of each month, and such rent has been paid through the month of _______, 1996. No rent, other than for the current month, has been paid in advance. The Lease in a triple net lease and Tenant receives all real estate tax bills relating to the Demised Premises directly from the applicable taxing authorities.

                  1.5 Term. The current term of the Lease commenced on February 20, 1985 and expires on February 20, 2005. Upon execution of the Assignment of Lease identified in Paragraph F above, however, and pursuant to Section 2.1 below, the current term of the Lease shall be extended so as to expire on February 20, 2035.

                  1.6 Escrow. The amount of any escrows and deposits presently held by Landlord under the Lease is $_______. (If none, so state.)

                  1.7 Tenant's Defaults. Tenant is not in default under the Lease and Landlord has no knowledge of the existence of any event which, with the giving of notice, the passage of time, or both, would constitute a default (or event of default) by Tenant under the Lease.

                  1.8 Landlord's Defaults. Landlord is not in default under the Lease and Landlord has no knowledge of the existence of any event which, with the giving of notice, the passage of time, or both, would constitute a default (or event of default) by Landlord under the Lease.

                  1.9 No Mortgages. Landlord has not assigned, conveyed, transferred, sold, encumbered or mortgaged its interest in the Lease or the Demised Premises (or any part of it) and there currently are no mortgages, deeds of trust or other security interests encumbering Landlord's fee interest in the Demised Premises (or any part of it). No third party (including, without limitation, Roses Department Stores, Inc.) has any option, preferential right or right of first refusal to purchase all or any part of the Demised Premises or Landlord's underlying fee interest. No consent or approval of any third party (including, without limitation, any lender) is required in order for Landlord to deliver this Agreement and to perform fully its obligations hereunder.

                  1.10 No Offsets. There are no offsets, counterclaims, defenses, deductions or credits whatsoever with respect to the Lease, or any amounts owning under any other agreement.

                  1.11 Eminent Domain. Landlord has not received written notice of any pending eminent domain proceedings or other governmental actions or any judicial actions of any kind against Tenant's or Landlord's interest in the Demised Premises.

                  1.12 Violations. Landlord has not received written notice that it is in violation of any governmental law or regulation applicable to Tenant's or Landlord's interest in the Demised Premises and its operation thereon, including, without limitation, any zoning, subdivision or environmental laws or the Americans with Disabilities Act, and has no reason to believe that there are ground for any claim of any such violation.

                  1.13 Acceptance of the Premises. The Demised Premises have been fully accepted by Tenant and neither Landlord nor Tenant has any outstanding right or option to terminate or cancel the Lease prior to its stated expiration date.

                  1.14 Title Improvements. Title to the buildings, improvements, and fixtures at the Demised Premises is vested in Tenant.

            2. Landlord's Covenants. Landlord hereby consents and agrees to each and every one of the following covenants and agreements for the benefit of Lender and, as applicable, New Tenant:

                  2.1 Recognition of New Tenants as Tenant. Landlord hereby approves of and recognizes New Tenant as the tenant under the Lease. Landlord hereby acknowledges and agrees that, notwithstanding anything set forth in the Lease (including Section 13 thereof) to the contrary, all existing extension options under the Lease have been effectively exercised by New Tenant, and are hereby accepted by Landlord, and that as such, the initial term of the Lease shall henceforth expire on February 20, 2035.

                  2.2 Recognition of Lender as Leasehold Mortgagee. Landlord hereby recognizes Lender as a first lien leasehold mortgagee under the Lease and consents to Mortgage. All of the leasehold mortgagee protection provisions contained in the Lease, and all other provisions inuring to the benefit of leasehold mortgagees (or their successors and assigns) are hereby incorporated into this Agreement by reference and restated and confirmed by Landlord for the benefit of Lender, its successors and assigns, subject to any modification of such protection provisions as provided herein. Landlord acknowledges and confirms that New Tenant shall have the absolute right to grant a leasehold mortgage on the Demised Premises in favor of Lender or any other mortgagee or third party in connection with any refinancing of the Mortgage on such terms and conditions as New Tenant may agree to in its sole discretion.

                  2.3 Notice to Lender of Proposed Termination Date. Notwithstanding anything in the Lease to the contrary, if any default or event of default shall occur which entitles Landlord to terminate the Lease, Landlord shall have no right to terminate the Lease unless, following the expiration of the period of time given New Tenant to cure such default (or if New Tenant has no right to cure, following such default), Landlord shall deliver a notice (the "Proposed Termination Notice") to Lender of Landlord's intent to terminate the Lease (i) at least forty-five (45) days in advance of the proposed effective date of such termination (the "Proposed Termination Date"), if such default is capable of being cured by the payment of money and (ii) at least ninety
      (90) days in advance of the Proposed Termination Date if such default is not capable of being cured by the payment of money. The provisions of
      Section 2.4 below shall apply if, during such forty-five (45) or ninety
      (90) day period, as applicable, Lender shall: (i) notify Landlord in writing of Lender's desire to nullify the Proposed Termination Notice;
      (ii) pay or cause to be paid to Landlord all sums then due and in arrears as specified in the Proposed Termination Notice and which may become due during such forty-five (45) or ninety (90) day periods, as applicable; and
      (iii) comply or in good faith, with reasonable diligence and continuity, commence to comply with all non-monetary requirements of the Lease then in default and reasonably susceptible of being complied with by Lender.

                  2.4 Procedure on New Tenant Default. (i) If Landlord shall elect to terminate the Lease by reason of a default or event of default of New Tenant, and Lender shall have complied with the provisions of Section 2.3 above, the Proposed Termination Date stated in the Proposed Termination Notice shall be (A) nullified if the default or event of default is completely cured or (B) extended for an additional period of six (6) months provided that, in the latter instance, during such additional six
      (6) month period, Lender shall:

                        (A) pay or cause to be paid all monetary obligations of
            New Tenant under the Lease as the same become due and continue in good faith to perform all of New Tenant's other obligations under the Lease except (1) past non-monetary obligations then in default and not reasonably susceptible of being cured by Lender and (2) obligations of New Tenant to satisfy and discharge any lien or encumbrance junior in priority to the Mortgage, if any; and

                        (B) if not enjoined or stayed, commence steps to acquire
            all of New Tenant's interest in the Lease by foreclosure, assignment in lieu of foreclosure, or other appropriate means and prosecute the same to completion with due diligence. If Lender is enjoined or stayed during such six (6) month period, such period shall be extended by the number of days that any injunction or stay is in effect.

            (ii) If at the end of such additional six (6) month period (as it may be extended under Section 2.4(i)(B), Lender is complying with the terms of Section 2.4, the Lease shall not terminate, and the time for completion by Lender of its proceedings to acquire or sell all of New Tenant's interest in the Lease shall continue so long as Lender is enjoined or stayed and thereafter for so long as Lender proceeds to complete steps to acquire or sell New Tenant's interest in the Lease by foreclosure, assignment in lieu of foreclosure, or by other appropriate means with reasonable diligence and continuity. Notwithstanding the terms of Section 2.3 or 2.4, nothing contained in the Lease or this Agreement shall require Lender, its successors, assigns or designees, to cure any default or event of default of New Tenant under the Lease, it being understood that the right to cure a New Tenant default or event of default shall be in Lender's sole discretion.

                  2.5 Continuation of Lease. If Lender is complying with Section 2.4, upon the acquisition of the leasehold estate by Lender or its designee or any other purchaser at a foreclosure sale or otherwise, the Lease shall continue in full force and effect as if New Tenant had not defaulted under the Lease.

                  2.6 No Amendments to Lease. From and after the date hereof, Landlord will not amend or modify the Lease without the prior written consent of Lender. In the event Landlord fails to secure such prior written approval to any such amendment or modification, such amendments or modifications to the Lease shall be null and void as if never made. In no event shall the Lease be cancelled, terminated or surrendered without the prior written consent of Lender.

                  2.7 Delivery of Notices. Landlord shall simultaneously deliver to Lender copies of all notices, statements, information and communications delivered or required to be delivered to New Tenant pursuant to the Lease, including, without limitation, any notice of any default by New Tenant. Landlord shall advise Lender in writing if New Tenant fails to make any rental payment on the date such payment is due under the Lease.

                  2.8 Further Assurances. Landlord shall from time to time (i) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements herein contained and (ii) cooperate with Lender's representatives in any inspection of all or any portion of the Demised Premises to the extent Lender is permitted to enter and inspect such Demised Premises in accordance with the Mortgage and/or the Loan Agreement.

                  2.9 Lender Not Obligated Under Lease; Permitted Transfers. The granting of the Mortgage shall not be deemed to constitute an assignment or transfer of the Lease or the Demised Premises to Lender, nor shall Lender, as such, be deemed to be an assignee or transferee of the Lease or the leasehold estate thereby created so as to require Lender, as such, to assume the performance of any of the terms, covenants or conditions on the part of New Tenant to perform thereunder. Notwithstanding the foregoing, the purchase at any sale of the Lease and the leasehold estate thereby created in any proceedings for the foreclosure of the Mortgage (including, without limitation, power of sale) or the assignee or transferee of the Lease and the leasehold estate thereby created under any instrument of assignment or transfer in lieu of the foreclosure (whether Lender or any third party) shall be deemed to be a permitted assignee or transferee under the Lease without the need to obtain Landlord's consent, and shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of New Tenant to be performed under the Lease from and after the date of such purchase and/or assignment (but not for any obligations or liabilities accruing prior to such date), but only for so long as such purchaser or assignee is the owner of the Lease and the leasehold estate thereby created, it being understood and agreed that upon a sale or transfer of the Lease by such party (which sale or transfer shall not require the consent of Landlord) and written assumption of its obligations under the Lease by any new purchaser or assigner, the transferring party shall be relieved of all future liability under the Lease.

                  2.10 Lender's Reliance on Representations. Landlord has executed this Agreement for the purpose of inducing New Tenant to purchase by assignment all of Tenant's right, title and interest in, to and under the Lease and inducing Lender to make the Loan and with full knowledge that New Tenant and Lender, respectively, shall rely upon the representations, warranties, covenants and agreements herein contained when acquiring such assignment from Tenant and making the Loan to New Tenant and that, but for this instrument and the representations, warranties, covenants and agreements herein contained, New Tenant and Lenders, respectively, would not take such actions.

                  2.11 Landlord's Mortgagees; Fee Mortgages Subordinate. Notwithstanding anything in the Lease to the contrary, Landlord acknowledges and agrees that if it sells, transfers, assigns, mortgages, hypothecates, pledges or otherwise encumbers its fee interest in the Demised Premises, or any part of it, or the Lease to any mortgagee, lender or any other third party, any such sale, transfer, assignment, mortgage, deed of trust, hypothecation, pledge or encumbrance shall be expressly subject and subordinate in all respects to the Mortgage, Lender's interest in the Demised Premises and the Lease. Landlord hereby further acknowledges and agrees that the Lease and the Mortgage shall be senior in all respects to any such future mortgage, deed of trust or other security interest encumbering all or any portion of Landlord's fee interest in the Demised Premises and that any provision of the Lease requiring that the Lease or the leasehold interest created thereby (or any leasehold mortgage or deed of trust thereon) be junior, subordinate or inferior in any respect to any mortgage or other lien on such fee interest is hereby deleted in it entirety and declared to be null and void.

                  2.12 Casualty and Insurance Proceeds. Notwithstanding anything in the Lease to the contrary and so long as the indebtedness, or any part of it, secured by the

      Mortgage remains outstanding and unpaid and the Mortgage remains of record: (i) the Lease shall not terminate or be cancelled upon the damage or destruction by fire or other casualty of all, substantially all, or any part of the Demised Premises; (ii) the public liability and property damage insurance policies required to be maintained pursuant to the Lease shall name Lender as an additional named insured and loss payee/mortgagee, respectively; (iii) the form of such policies and amounts thereof shall at all times be in accordance with the terms of the Mortgage and Lender shall have the sole and absolute right to adjust and settle any insurance claim; and (iv) Landlord hereby subordinates its interest in and rights to receive any insurance proceeds to Lender and agrees that all proceeds of such insurance polices shall be payable to Lender as loss payee to be applied by Lender in accordance with the terms of the Mortgage and the Loan Agreement.

                  2.13 Condemnation and Condemnation Proceeds. Notwithstanding anything in the Lease to the contrary and so long as the indebtedness, or any part of it, secured by the Mortgage remains outstanding and unpaid and the Mortgage remains of record: (i) the Lease shall not terminate or be cancelled upon a taking or condemnation pursuant to an eminent domain proceeding of all, substantially all, or any part of the Demised Premises without Lender's consent or unless required by law; (ii) Lender shall be entitled to make a claim for the value of the leasehold improvements and leasehold estate and shall have the sole and absolute right to settle any claim with respect to the Demised Premises, provided that Landlord shall be entitled to make an independent claim for the value of the land as if it were unimproved and as encumbered by the Lease; and (iii) that Lender shall have the right to apply its portion of the condemnation proceeds in accordance with the terms of the Mortgage and the Loan Agreement.

                  2.14 Intentionally Omitted.

                  2.15 Agreement to Modify. In the event Lender succeeds to the rights of the New Tenant under the Lease, Landlord agrees that it shall enter into such amendments or modifications of the Lease as Lender may reasonably request from time to time to reflect the intent hereof so long as such modifications do not materially and adversely affect Landlord's rights thereunder or affect the economic terms thereof.

                  2.16 New Direct Lease In the event the Lease is terminated or cancelled for any reason or rejected by

      New Tenant (in the event of a bankruptcy, insolvency or similar proceeding involving New Tenant) Landlord hereby acknowledges and agrees that it shall, upon Lender's written election, promptly enter into a new, direct lease with Lender (or its nominee) with respect to the Demised Premises on the same terms and conditions as the Lease, it being the intention of the parties to preserve the Lease and leasehold estate for the benefit of Lender without interruption. In the event the Lease is rejected or deemed rejected by New Tenant in any such bankruptcy, insolvency or similar proceeding, such rejection shall not as between Lender and Landlord effect or modify any of the rights and obligations set forth in this Agreement and the terms and conditions of this Agreement shall expressly survive any such rejection. Upon Lender's request, New Tenant agrees to cause Landlord to promptly deliver to Lender a separate writing from Landlord to New Tenant containing the foregoing two sentences of this Section 2.16.

            3. Permitted Uses. Notwithstanding anything contained in the Lease or otherwise to the contrary, Landlord acknowledges and agrees that in the event Lender succeeds to the interests of New Tenant under the Lease, Lender, and any successor or assignee thereof, shall be permitted to use and operate the Demised Premises for any lawful use. In the event Lender, or any successor or assignee thereof, elects to change or modify the use of the Demised Premises, Landlord agrees to cooperate with Lender, and any successor or assignee thereof, in obtaining any and all permits, approvals and licenses that may be necessary in connection with or as a result of any such conversion of the Demised Premises.

            4. No Duty to Continue to Operate. Notwithstanding anything contained in the Lease or otherwise to the contrary, Lender shall have no duty to continue to operate the Demised Premises during any period(s) in which Lender is in possession of the Demised Premises or otherwise exercising any other rights or remedies against New Tenant under the Mortgage or applicable law.

            5. Deleted Provisions. Landlord acknowledges and agrees that the following sections of the Lease are hereby deleted in their entirety and are of no further force and effect: 4.1.(3) (which appears on page 9 of the Lease); 7.1(c); 7.1(d); 7.1(e); 7.1(f); and 7.2. The phrase "to the extent of up to seventy-five percent (75%) of the appraised value of said Demised Premises, improvements, fixtures, furnishings and equipment thereon" appearing in the fifth through eighth lines of Section 7.1(b) of the Lease is hereby deleted. Nothing contained in the Lease, including, without limitation Section 14.5 thereof, shall limit or modify in any way (i) Lender's rights and remedies against New Tenant under the Loan Agreement, the Mortgage or any other document delivered in connection therewith or (ii) New Tenant's obligations and liabilities to Lender thereunder with respect to the Loan.

            6. Intentionally Omitted.

            7. Notices. All notices, demands, consents, or requests which are either required or desired to be given or furnished hereunder to Landlord, Lender or New Tenant shall be sent to the appropriate party at the address set forth in the preamble to this Agreement and shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery. A copy of all notices, demands, consents, or requests delivered to Lender also shall be delivered to Joseph B. Heil, Esquire, Dechert Price & Rhoads, 1717 Arch Street, 4000 Bell Atlantic Tower, Philadelphia, Pennsylvania 19103. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered (as evidenced by the receipt) or the first attempted delivery on a business day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a business day. A party receiving a notice which does not comply with the technical requirements for notice under this Section may elect to waive any deficiencies and treat the notice as having been properly given. By notice complying with this Section, any party may from time to time change the address to be subsequently applicable to it or the identity of its individual officer or its counsel.

            8. No Joint Venture. The relationship of Lender to New Tenant is one of a creditor to a debtor, and Lender is not a joint venturer or partner of New Tenant.

            9. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina (without giving effect to such state's principles of conflicts of law).

            10. Successors. This Agreement shall be binding upon and shall inure to the benefit of Landlord, Lender and New Tenant and each of their respective successors and assigns.

            11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same original.

            12. Rights Cumulative; Original Agreement. The rights of Lender hereunder are in addition to the rights of Lender granted in the Lease and shall not be in derogation thereof. To the degree terms in this Agreement conflict with the terms of the Lease, the terms of the Agreement shall control.

            13. Recording of Agreement. At Lender's option, this Agreement shall be recorded in the public land records of the jurisdiction in which the Demised Premises is located.

            IN WITNESS WHEREOF, the parties hereto have caused this Ground Lessor's Estoppel to be duly executed and delivered as of the day and year first above written.

                              LANDLORD:

                              INTERSTATE DEVELOPMENT COMPANY, a
                              North Carolina corporation


                              By:_____________________________________
                                 Name:
                                 Title:

                              Attest:_________________________________
                                      Name:
                                      Title:

                                        [CORPORATE SEAL]

                              LENDER:

                              NOMURA ASSET CAPITAL CAPITAL
                              CORPORATION, a Delaware corporation

                              By:_____________________________________
                                 Name:
                                 Title:

                              Attest:_________________________________
                                      Name:
                                      Title:

                                        [CORPORATE SEAL]

NEW TENANT:

HH PROPERTIES-I, INC. a
New York Corporation

By:____________________________
   Name:
   Title:

Attest:________________________
        Name:
        Title:

          [CORPORATE SEAL]

STATE OF NORTH CAROLINA
COUNTY OF IREDELL

      I,____________________________________________ , a Notary Public within and for said County and State, do hereby certify that ________________________ personally appeared before me this day and acknowledged that he/she is Secretary of Interstate Development Company, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ________________, sealed with its corporate seal, and attested by himself/herself as its Secretary.

      WITNESS my hand and official seal this_____ day of October, 1996.



   ____________________
      Notary Public


My Commission Expires


___________________

 [NOTARY SEAL]

STATE OF NEW YORK
COUNTY OF NEW YORK

      I, __________________________________________ , a Notary Public within and for said County and State, do hereby certify that _______________________ personally appeared before me this day and acknowledged that he/she is Secretary of Nomura Asset Capital Corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ________________, sealed with its corporate seal, and attested by himself/herself as its Secretary.

      WITNESS my hand and official seal this ____ day of October, 1996.



   ____________________
      Notary Public


My Commission Expires


___________________

 [NOTARY SEAL]

STATE OF NEW YORK
COUNTY OF

      I, ____________________________________________ , a Notary Public within and for said County and State, do hereby certify that _______________________ personally appeared before me this day and acknowledged that he/she is Secretary of HH Properties-I, Inc. and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _______________, sealed with its corporate seal, and attested by himself/herself as its Secretary.

      WITNESS my hand and official seal this ________ day of October, 1996.



   ____________________
      Notary Public


My Commission Expires


___________________

 [NOTARY SEAL]

                                    EXHIBIT B
                                  GROUND LEASE

                                    EXHIBIT L

NORTH CAROLINA                                                  DEED OF EASEMENT

IREDELL COUNTY


     THIS DEED OF EASEMENT, made and entered into this _____ day of November, 1996, by and between INTERSTATE DEVELOPMENT COMPANY, of the City of Statesville, County of Iredell, State of North Carolina, a North Carolina corporation (the "Grantor") and SB MOTEL STATESVILLE CORP., a Delaware corporation (the "Grantee"),

                              W I T N E S S E T H:

     Grantor, for an in consideration of the sum of $10,00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby give, grant, bargain, sell and convey to Grantee, its successors and assigns, a non-exclusive easement of ingress and egress for vehicular and pedestrian traffic and right of parking for Grantee, its customers, employees, invitees, guests and licensees over existing paved drive areas and walkways on Grantor's property described in Exhibit A attached hereto and incorporated herein by reference (the "Easement Property"), together with easements for installation, maintenance and operation of utilities, including sewer, water, gas, electricity, telephone and other utility lines over the Easement Property; and together with all Grantor's easements in adjoining lands, highways, roads, streets, lanes, whether public or private, reasonably required for the installation, maintenance, operation and service of said utilities and utility lines and for driveways and approaches to and from abutting highways, all for the use and benefit of the premises demised to the Grantee pursuant to the terms of that certain Ground Lease dated February 20, 1984, a Memorandum of which is recorded in Book 696, Page 475, Iredell County Registry, and which Lease has been amended by that certain Amendment of Lease recorded in Book 698, Page 589, Iredell County Registry (the "Ground Lease"), together with a non-exclusive easement for vehicular and pedestrian ingress and egress across and over the roadway described in Exhibit B attached hereto and incorporated herein by reference.

     TO HAVE AND TO HOLD the above-described right and easement unto Grantee, its successors and assigns for the duration of the term of the Ground Lease, as it may be extended and/or amended from time to time.

     First Union National Bank of North Carolina ("Lender") and Samuel M. Black, as trustee (the "Trustee"), join in the execution of this Easement Agreement for the sole purpose of evidencing their consent as beneficiary and trustee of the Deed of Trust encumbering all or part of the Easement Property and recorded in Book _____, Page _____, Iredell County Registry (the "Deed of Trust"), and accordingly Lender and Trustee hereby subordinate the lien of the Deed of Trust to the rights and easements hereby established. Except as specified herein, the Deed of Trust shall remain unmodified and in full force and effect.

     IN TESTIMONY WHEREOF, Grantor has caused this Deed of Easement to be signed by its duly authorized officers under seal as of the day herein first above written.


                                        INTERSTATE DEVELOPMENT COMPANY,
                                        a North Carolina Corporation


                                        By:  ________________________________
                                             ______________________ President



ATTEST:


________________________________
______________________ Secretary

(CORPORATE SEAL)



                                        FIRST UNION NATIONAL BANK OF
                                        NORTH CAROLINA, a national
                                        banking association


                                        By:  ________________________________
                                             ______________________ President



ATTEST:


________________________________
______________________ Secretary

(CORPORATE SEAL)



                                        ___________________________________
                                        Samuel L. Black, Trustee

                                    EXHIBIT M

                              ESTOPPEL CERTIFICATE


     THIS CERTIFICATE is given this _____ day of November, 1996 by DOWNING COMPANY, a _______________________ corporation having an office at 2880 East Pike, Box 2309, Zanesville, Ohio 43701 ("Downing") to HH PROPERTIES-I, INC., a New York corporation, its successors and assigns (HHP-I), NOMURA ASSET CAPITAL CORPORATION, a _______________ corporation, its successors and assigns ("Nomura") and LAWYERS TITLE INSURANCE CORPORATION, a ________________ corporation, its successors and assigns ("Lawyers Title").

     WHEREAS, SB Motel Richmond Corp. ("SB") is the owner of certain premises located in the County of Henrico, Commonwealth of Virginia and commonly referred to as the Fairfield Inn, 7300 West Broad Street (the "SB Premises"); and

     WHEREAS, pursuant to a certain Shared Access Easement Agreement by and between Eugene R. Slayden, Jr. and M. Kay Slayden and Commercial Title Agency, a South Carolina corporation, dated March 7, 1986 and recorded in Deed Book 2004, at page 1894 (the "Easement"), the SB Premises and the Downing Premises are each encumbered by and enjoy the benefit of a non-exclusive easement for vehicular and pedestrian passage to and from each of said Premises in accordance with the terms and conditions thereof; and

     WHEREAS, pursuant to the terms and conditions of the Easement each of the parties thereto, and their respective successors and assigns, are obligated to perform certain obligations and to make certain payments all as more fully set forth therein; and

     WHEREAS, SB proposes to convey all of its right, title and interest in and to the SB Premises to HHP-I and HHP-I intends to finance its acquisition of such premises by obtaining mortgage loan financing from Nomura; and

     WHEREAS, Lawyers Title intends to issue its policies of title insurance to insure HHP-I's fee title in and to the SB Premises and to insure the Nomura mortgage as a good and valid first mortgage lien on such Premises; and

     WHEREAS, in connection with its acquisition of the SB Premises, the financing by Nomura thereof and the issuance by Lawyers Title of its fee and mortgagee policies of title insurance, HHP-I, Nomura and Lawyers Title require that Downing execute and delivery the within Certificate.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutual acknowledged, Downing hereby represents, warrants, certifies, covenants and agrees that:

     1. The Easement constitutes the valid and binding obligation of Downing, enforceable by and against it in accordance with its terms and conditions and remains in full force and effect. Attached hereto is an accurate and complete copy of the Easement and the same has not been modified or amended in any manner.

     2. There exist no unpaid maintenance costs, real estate taxes, lighting costs or other sums, charges, costs or amounts of any kind under the Easement. All duties, covenants and obligations of the parties thereunder have been performed in full.

     3. The undersigned agrees that, notwithstanding anything to the contrary contained in the Easement, express or implied, any lien or encumbrance created by or pursuant to the terms of the Easement for any unpaid sums, amounts, charges, costs, taxes, or expenses, including, but not limited to, any lien created pursuant to Section 5(d) thereof, is and shall in all respects be subject and subordinate to the right, title and interest, legal or equitable, of the beneficiary of any deed of trust covering, among other things, all or any portion of the SB Premises and/or the Downing Premises and to the lien and/or security interest created by any such deed of trust, as the same may be amended, modified, consolidated, increased, spread, extended, restated, assigned and/or refinanced from time to time. Without limiting the foregoing, the undersigned acknowledges that Nomura is the beneficiary under a deed of trust from HHP-I and further acknowledges and agrees that the aforesaid liens or encumbrances are and shall in all respects be subject and subordinate to Nomura's right, title and interest, legal or equitable, as beneficiary under the deed of trust in and to the SB Premises and the lien and/or security interest created by such deed of trust on, in and to such Premises.

     4. The undersigned acknowledges and agrees that this Certificate, and the representations and warranties herein contained, is being given to induce (a) HHP-I to acquire the SB Premises; (b) Nomura to finance HHP-I's acquisition of the SB Premises, and (c) Lawyers Title to issue its policies of fee and mortgagee title insurance for the benefit of HHP-I and Nomura, respectively, and that HHP-I, Nomura and Lawyers Title may rely upon the same.

     IN WITNESS WHEREOF, Downing has duly executed and delivered this Certificate on the date and year first above written.


                                        DOWNING COMPANY


                                        By:  ____________________________
                                        Its: ____________________________

STATE OF VIRGINIA
COUNTY OF HENRICO, to-wit:

     The foregoing instrument was acknowledged before me this _____ day of November, 1996, by __________________________ of Downing Company, a
_____________________ corporation.

     My commission expires:

                                        _________________________________
                                        Notary Public

                             CONSENT TO ENCROACHMENT


     THIS CONSENT AGREEMENT is made as of this _____ day of November, 1996, by and between HH PROPERTIES-VB, INC., a Virginia corporation (hereinafter referred to as "Owner"), and NORTHAMPTON INVESTORS (hereinafter referred to as "Northampton").

RECITALS

     A. Concurrently herewith, Owner has acquired that certain property containing 3,895 acres located off of Northampton Boulevard, U.S. Route 13, in the City of Virginia Beach, Virginia, having a street address of 5745 Northampton Boulevard and commonly known as the "Cricket Inn" (the "Hotel Parcel").

     B. Northampton is the owner of the property located west of, and adjoining, the Hotel Parcel on which there is located a Bojangles Restaurant (the "Restaurant Facility").

     C. The eastern walls and some curbing of the improvements constructed on the Restaurant Facility (hereinafter referred to as the "Encroachment") encroach upon the Hotel Parcel as shown on that certain plat of survey prepared by Freedland-Clinkscales & Associates, Inc. dated August 21, 1996, entitled "ALTA/ACSM LAND TITLE SURVEY FOR HH PROPERTIES-VR, INC., a copy of which plat is recorded among the land records of the Clerk's Office of the Circuit Court of the City of Virginia Beach, Virginia, in Plat Book _____, at Page _____, which plat is incorporated herein by reference.

     D. The parties hereto desire to set fort their agreement with respect to the Encroachment.

AGREEMENT

     NOW, THEREFORE, in consideration of the premises and other valuable consideration, Owner does hereby grant to Northampton, for its sole, exclusive use, the right to encroach upon the Hotel Parcel, which right shall be revocable at any time and at the sole discretion of the Owner. Owner agrees to give Northampton written notice, as specified below, of such termination in which event Northampton shall have a period of thirty (30) days from its receipt of such notice to remove the Encroachment. Removal of the Encroachment and all costs incurred in conjunction therewith shall be the sole responsibility of Northampton. If Northampton fails to remove the Encroachment within such thirty-day period, Owner shall have the right, but not the obligation, to remove the Encroachment and Northampton agrees to reimburse Owner for all costs associated therewith.

     The parties further agree that the occupation of the Encroachment and the exercise of rights with respect to the Encroachment shall be made solely pursuant to this agreement.

     This execution by Owner of this Consent is not to be construed in any manner as a license for further encroachment on the Hotel Parcel. This Consent shall automatically terminate upon removal of the Encroachment. The parties agree that the destruction or removal of the Encroachment shall not entitle Northampton to rebuild the encroachment. Changes in the physical shape or size of the Encroachment or reconstruction of it shall be considered an additional encroachment without authority and in violation of the legal rights and interests of the Owner.

     The Encroachment is subject and subordinate at all times to the paramount rights of the Owner and lienholders. Northampton agrees to indemnify, defend and save Owner, its successors in title and assigns, harmless from any and all claims, demands, charges, suits or actions for property damage or loss, or loss of use thereof, and personal injury and death, whether at law or in equity, brought by any person, entity, or agency, including but not limited to employees or agents of Northampton, and all expenses of litigation including but not limited to attorneys' fees and litigation expenses, arising out of or in any manner connected with the use, care, maintenance or removal of the Encroachment. In the event any such proceeding should be filed, Northampton agrees that Owner shall have the right to select counsel to defend such proceeding, and that Northampton shall make payment of any and all court costs, expenses of litigation, reasonable attorneys' fees and any judgments entered therein.

     Any notice or election required or permitted to be given or served by any party hereto shall be deemed given or served when deposited in the United States mail registered or certified, return receipt requested, postage prepaid, electronically transmitted by facsimile, delivered to a recognized or established overnight courier services, or delivered in person, properly addressed as follows:

     In the case of notices directed to the Owner:

     HH Properties-VB, Inc.
     _____________________________
     _____________________________
     Attention:___________________
     Facsimile No. _______________

     In the case of notices directed to Northampton:

     Northampton Investors
     _____________________________
     _____________________________
     Attention:___________________
     Facsimile No. _______________

     This consent in no way relieves Northampton, its successors and assigns, from any restrictions, if any, to which either the Restaurant Facility or the Hotel Parcel is made subject by deed or otherwise, and the restrictions contained in all applicable zoning ordinances.

     IN WITNESS WHEREOF, Owner has caused this instrument to be executed on its behalf by its duly authorized officer.


                                        HH PROPERTIES-VB, INC.,
                                        a Virginia corporation

                                        By:  ______________________________

                                        Title:    _________________________


     IN WITNESS WHEREOF, Northampton agrees to the terms and conditions of the foregoing consent.


                                        NORTHAMPTON INVESTORS

                                        By:  ______________________________

                                        Title:    _________________________



COMMONWEALTH OF VIRGINIA
_________________ of _______________, to-wit:


     The foregoing instrument was acknowledged before me this _____ day of November, 1996, by ____________________, the duly authorized
____________________ of H&H Properties-VB, Inc., a Virginia corporation, on behalf of said corporation.

     My commission expires: ______________________________


                                        ______________________________
                                             Notary Public

COMMONWEALTH OF VIRGINIA
_________________ of _______________, to-wit:


     The foregoing instrument was acknowledged before me this _____ day of November, 1996, by ____________________, the duly authorized
____________________ of Northampton Investors, a Virginia ______________, on
behalf of said _______________.

     My commission expires: ______________________________


                                        ______________________________
                                             Notary Public

                         Nondisturbance, Attornment and
                             Subordination Agreement


     THIS AGREEMENT is made as of the _____ day of _____________, 1996, by and among Nomura Asset Capital Corporation, a Delaware corporation (together with its successors and assigns, "Mortgagee") Raleigh-Durham MSA Limited Partnership, a _____________________ limited partnership, as successor in interest to SBA, Inc. ("Tenant"), and HH Properties-I, Inc., a New York Corporation ("Landlord").

                                    RECITALS

     A. Landlord is the owner of those certain premises common known as 2306 Elba Street, Durham, NC, more particularly described in Exhibit "A" attached hereto (the "Real Estate");

     B. Mortgagee is now or will be the owner and holder of a note (the "Note") and a mortgage (the "Mortgage");

     C. The Mortgage constitutes or will constitute a first lien upon the Real Estate and the improvements (the "Improvements") situated thereon (collectively, the "Property");

     D. Under the terms of a certain Leas (the "Lease") dated December 14, 1995, and Assigned December 14, 1995, Landlord leased to Tenant a portion of the improvements, as more particularly described in the Lease; and

     E. The parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant under the Lease and further to define the terms, covenants and conditions precedent for such additional rights.

                                   AGREEMENTS

1. Subordination. The Lease is and at all time shall be subordinate to the Mortgage and to all renewals, modifications and amendments thereof and thereto.

2. Non-Disturbance. In the event of foreclosure of the Mortgage (by judicial process, power of sale or otherwise) or conveyance in lieu of foreclosure, which foreclosure, power of sale, or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, and so long as Tenant is not in default under any of the terms, covenants and conditions of the Lease beyond any applicable grace or cure period, Mortgagee agrees on behalf of itself, its successors and assigns, and on behalf of any purchase at such foreclosure ("Purchaser") that Tenant shall not be disturbed in the quiet and peaceful possession of the premises demised under the Lease. Tenant acknowledges that Mortgagee has a claim superior to Tenant's claim for insurance proceeds, if any, received with respect to the Improvements or the Property.

3. Attornment. In the event of foreclosure of the Mortgage or conveyance in lieu of foreclosure, which foreclosure or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, Tenant shall attorn to Mortgage or Purchaser and recognize Mortgagee or Purchaser as its landlord under the Lease, and so long as Tenant is not in default under any of the terms, covenants and conditions of the Lease beyond any applicable grace or cure period, Mortgagee or Purchaser shall recognize and accept Tenant as its tenant thereunder, whereupon the Lease shall continue, without further agreement, in full force and effect as a direct lease between Mortgagee or Purchaser and Tenant for the full term thereof, together with all extensions and renewals now provided thereunder, upon the same terms, covenants and conditions as therein provided, and Mortgagee or Purchaser shall thereafter assume and perform all of Landlord's subsequent obligations, as landlord under the Lease, with the same force and affect as if Mortgagee or Purchaser were originally named therein as Landlord and Tenant shall thereafter make all rent payment directly to either Mortgagee or Purchaser, as the case may be, subject to limitations contained in Paragraphs 4 and 8 below.

4. Limitation of Liability. Notwithstanding anything to the contrary contained herein or in the Lease, in the event of foreclosure of the Mortgagee (by judicial process, power of sale or otherwise) or conveyance in lieu of foreclosures, which foreclosure, power of sale or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, the liability of Mortgagee or Purchaser, as the case may be, shall be limited as set forth below in Paragraph 8; provided, however, that Mortgagee or Purchaser, as the case may be, shall in no event or to any extent:

     (a) be liable to Tenant for any past act, omission or default on the part of the original or any prior landlord under the Lease and Tenant shall have no right to assert the same or any damages arising therefrom as an offset, defense or deficiency against Mortgagee, Purchaser, or the successors or assigns of any of them;

     (b) be liable to Tenant for any prepayment of rent or deposit, rental security or any other sums deposited with the original or any prior landlord under the Lease and not delivered to Mortgagee;

     (c) be bound by any amendment or modification of the Lease not consented to by Mortgagee;

     (d) be bound by any warranty or representation of Landlord relating to work performed by Landlord under the Lease; or

     (e) be liable to Tenant for construction or restoration, or delays in construction or restoration, of the Improvements or the portion thereof leased to Tenant.

5. Further Documents. The foregoing provisions shall be self-operative and effective without the execution of any further instruments of the part of any party hereto. Tenant agrees, however, to execute and deliver to Mortgagee or to any person to whom Tenant herein agrees to attorn such other instruments as either shall reasonably request in order to effectuate said provisions.

6. Notice and Cure. Tenant agrees that if there occurs a default by Landlord under the Lease:

     (a) A copy of each notice given to Landlord pursuant to the Lease shall also be given to Mortgagee, and no such notice shall be effective for any purpose under the Lease unless so given to Mortgagee; and

     (b) If Landlord shall fail to cure any default within the time prescribed by the Lease, Tenant shall give further notice of such fact to Mortgagee. Mortgagee shall have an additional 15 days after the expiration of Landlord's cure period within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary if, within the initial 15 day cure period, Mortgagee shall have commenced and shall be diligently pursuing the remedies necessary to cure such default including, but not limited to, commencement of foreclosure proceedings or otherwise acquiring title to the Improvements, if necessary to effect such cure.

7. Notices. All notices, demands and requests given or required to be given hereunder shall be in writing and shall be deemed to have been properly given when personally served or if sent by U.S. registered or certified mail, postage prepaid, addressed as follows:

     Mortgagee:          Nomura Asset Capital Corporation
                         2 World Financial Center
                         Building B
                         New York, New York, 10281-1198
                         Attn:  Michael Brody

     with a copy to:     Dechert Price & Rhoads
                         1717 Arch Street
                         4000 Bell Atlantic Tower
                         Philadelphia, PA  19103
                         Attn:  Joseph B. Heil, Esq.

     Tenant:             Raleigh-Durham MSA Limited Partnership

                         8725 Higgins Road
                         Chicago, IL  60631

     Landlord:           HH Properties-I, Inc.
                         One Airport Way, Suite 200
                         Rochester, New York  14624
                         Attn:  E. Anthony Wilson

     with a copy to:     Boylan, Brown, Code, Fowler, Vigdor & Wilson, LLP
                         2400 Chase Square
                         Rochester, New York  14604
                         Attn:  Kathleen s. Baum, Esq.

8. Limitation of Personal Liability. Notwithstanding anything to the contrary herein or in the Lease, in the event that Mortgagee or any Purchaser shall acquire title to the Property, Mortgagee or Purchaser shall have no obligation, nor incur any liability, beyond the then interest, if any, of Mortgagee or Purchaser in the Property. Tenant shall look exclusively to such interest of Mortgagee or Purchaser, if any, in the Property for the payment and discharge of any obligations imposed upon Mortgagee or Purchaser hereunder or under the Lease, and Mortgagee and Purchaser are hereby released and relieved of any other liability hereunder and under the Lease. As regards Mortgagee or Purchaser, Tenant shall look solely to the estate or interest owned by Mortgagee or Purchaser in the Property and Tenant will not collect or attempt to collect any such judgment out of any other assets of Mortgagee or Purchaser. By executing this Agreement, Landlord specifically acknowledges and agrees that nothing contained in this Paragraph 8 shall impair, limit, affect, lessen, abrogate or otherwise modify the obligations of Landlord to Tenant under the Lease.

9. Binding Effect. The terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the parties hereto, and their respective heirs, executors, administrators, successors and assigns.

10. Modification. This Agreement may not be modified orally or in a manner other than by an agreement signed by the parties hereto or their respective successors in interest.

11. Choice of Law. This Agreement shall be governed by the internal law (and not the law of conflicts) of the State in which the Property is located.

     WITNESS the due execution of this instrument by the parties hereto the day and year first above written.

                                   MORTGAGEE:
                                   NOMURA ASSET CAPITAL CORPORATION, a
                                   Delaware corporation

                                   By:  ________________________________
                                        Name:
                                        Title:

Attest:


________________________________
______________________ Secretary

(Corporate Seal)


                                   TENANT:
                                   Raleigh-Durham MSA Limited Partnership (SEAL)
                                   BY:  TeleSpectrum, Inc. Its General Partner

                                   By:  ________________________________
                                        Name:
                                        Title:

Attest:


________________________________
______________________ Secretary

(Corporate Seal)


                                   LANDLORD:
                                   HH Properties-I, Inc., a New York corporation

                                   By:  ________________________________
                                        Name:
                                        Title:

Attest:


________________________________
______________________ Secretary

(Corporate Seal)

STATE OF ___________________)

COUNTY OF __________________)

     I, ________________________________, a Notary Public of the county and
State aforesaid, certify that _____________________________________ personally came before me this day and acknowledged that __he is __________________ Secretary of Nomura Asset Capital Corporation and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ______ President, sealed with its corporate seal, and attested by _____self as its ____________ Secretary.

     Witness my hand and official stamp this _____ day of __________, 19___.

                                        _________________________________
                                        Notary Public

My Commission Expires:
                                     (Seal)
___________________________________


STATE OF ___________________)

COUNTY OF __________________)

     I, ________________________________, a Notary Public of the county and
State aforesaid, certify that _____________________________________ personally came before me this day and acknowledged that __he is __________________ Secretary of TeleSpectrum, Inc., General Partner of Raleigh-Durham MSA Limited Partnership and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ______ President, sealed with its corporate seal, and attested by _____self as its ____________ Secretary.

     Witness my hand and official stamp this _____ day of __________, 19___.

                                        _________________________________
                                        Notary Public

My Commission Expires:
                                     (Seal)
___________________________________

STATE OF ___________________)

COUNTY OF __________________)

     I, ________________________________, a Notary Public of the county and
State aforesaid, certify that _____________________________________ personally came before me this day and acknowledged that __he is __________________ Secretary of HH Properties-I, Inc. and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ______ President, sealed with its corporate seal, and attested by _____self as its ____________ Secretary.

     Witness my hand and official stamp this _____ day of __________, 19___.

                                        _________________________________
                                        Notary Public

My Commission Expires:
                                     (Seal)
___________________________________







Dechert Price & Rhoads
400 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA  19103
Attn:  Joseph B. Heil, Esquire

                           TENANT ESTOPPEL CERTIFICATE


                                   Dated: ___________________, 1996

TO:  Nomura Asset Capital Corporation
     Together with its successors and assigns
     Two World Financial Center
     Building B
     New York, New York  10281-1198
     Attn:  Michael Brody

          and

     HH Properties-I, Inc.
     One Airport Way
     Suite 200
     Rochester, New York  14624
     Attn:  B. Anthony Wilson


     Lease Dated:        December 14, 1995

     Landlord:           HH Properties-I, Inc.
                         One Airport Way
                         Suite 200
                         Rochester, New York  14624
                         Attn:  B. Anthony Wilson

     Tenant:             Raleigh-Durham MSA Limited Partnership
                         8725 Higgins Road
                         Chicago, IL  60631

     Premises:           336 square feet of space located on the roof top of
                         2306 Elba Street in Durham, NC

     The undersigned ("Tenant") hereby confirms, as of the date hereof, the following:

     1. Tenant is the tenant under the captioned lease (the "Lease") covering the captioned space (the "Premises") in the building located at the above address (the "Building"). Attached hereto as Exhibit A is a true and correct copy of the Lease.

     2. Tenant is in full and complete possession of the Premises, such possession having been delivered by the captioned landlord (the "Landlord"), or its predecessor in title, pursuant to the Lease and having been accepted by Tenant. If the landlord named in the Lease is other than Landlord, Tenant recognizes Landlord as the landlord under the Lease.

     3. The improvements and space required to be furnished by the terms of the Lease have been completed in all respects and the satisfaction of Tenant, and are open for the use of Tenant, its employees, patients (or customers) and invitees.

     4. All duties of an inducement nature required of the Landlord in the Lease have been fulfilled.

     5. The Lease is in full force and effect; to the best of Tenant's knowledge after due inquiry, there is no existing default on the part of Tenant or on the part of the Landlord under the Lease; and the Lease has not been amended, modified, supplemented, superseded or otherwise changed.

     6. There are no other agreements between the Landlord and the Tenant with respect to the Premises.

     7. No rents have been prepaid more than thirty (30) days in advance of its due date, except as provided by the Lease, and Tenant has not asserted, and has no knowledge of, any claim against the Landlord under the Lease that might be set-off or credited against future accruing rents.

     8. Tenant has received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rents secured therein.

     9. Rents provided in the Lease commenced to accrue on the 1 day of February, 1996.

     10.  A security deposit of $-0- has been paid to Landlord.

     11. The term of the Lease commenced on February 1, 1996. The termination date of the present term of the Lease, excluding renewals, is January 31, 2016.

     12. Tenant has no right to renew or extend the current term of its Lease except as follows:

     Two additional terms of five (5) years each on the same terms and conditions as stated in the Lease except rent shall be adjusted as provided for in the Lease.

     13. The current monthly rental (base rent, plus all additional rents imposed in connection with Tenant's obligation, if any, to contribute to the payment of real estate taxes, insurance premiums, common area maintenance and other similar charges) due under the Lease is $________________.

     14. Tenant has no right of first refusal, option or other right to purchase the Premises or the Building, nor does Tenant have any right to unilaterally cancel the Lease.

     15. The address for notices to be sent to Tenant is as set forth in the Lease.

     16. There are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any state thereof.

     17. Tenant acknowledges that the addressees hereof will rely upon this statement in making a loan to Landlord, secured by a mortgage lien upon the property of which this Premises is a part.


                                   Very truly yours,

                                   Raleigh-Durham MSA Limited Partnership (SEAL)
                                   BY:  TeleSpectrum, Inc. Its General Partner

                                   By:  ________________________________
                                        Name:
                                        Title:

Attest:


________________________________
______________________ Secretary

(Corporate Seal)

HH Properties-I, Inc. a
New York Corporation
One Airport Way, Suite 200
Rochester, New York  14624

and

Nomura Asset Capital Corporation and
its successors and assigns
Two World Financial Center
Building B, 21st Floor
New York, New York  10281-1198

     Re: Declaration of Covenants and Easements recorded in Book 3108, Page 819, Wake County Registry (the "Easement")

Ladies and Gentlemen:

     The undersigned Marriott Resident Inn USA ("Marriott") is the owner of Tract 3 as shown in Book of Maps 1983, Pages 378 & 379, Wake County Registry ("Tract 3"). SB Motel Raleigh Corp. is the owner of, and HH Properties-I, Inc. is the contract purchaser of Tract 2 as shown in Book of Maps 1983, Page 379, Wake County Registry ("Tract 2"). Nomura Asset Capital Corporation ("Nomura") is the lender of HH Properties-I, Inc. ("HH") in its proposed purchase of Tract
2. Tract 2 and Tract 3 share a nonexclusive private access drive as shown in Book of Maps 1983, Pages 378 and 379 pursuant to the Easement. This estoppel letter is intended, pursuant to the Easements, to certify to HH and to Nomura, which certifications they are entitled to rely upon, certain facts regarding the status of the Easement.

     Please accept this certification and confirmation, as of the date of this estoppel letter, of Marriott with regard to the following:

     1. The Easement constitutes the valid and binding obligation of Marriott, enforceable by and against it in accordance with its terms and conditions and remains in full force and effect. Attached hereto is an accurate and complete copy of the Easement and the same has not been modified or amended in any manner.

     2. The Easement has been maintained properly and no maintenance or repairs of the Easement is scheduled or required as of this time.

     3. The owners of Tract 2 are not obligated to the owner of Tract 3 for any costs or expense arising out of the Easements for maintenance, repair or otherwise of the Easement. There exist no unpaid maintenance costs, real estate taxes or other sums, charges, costs or amounts of any kind under the Easement. All duties, covenants and obligations of the parties thereunder have been performed in full.

     The undersigned understands that this letter has been requested in connection with Nomura's loan to HH and that in making such loan, Nomura is relying on the information contained herein. The undersigned also understands that HH is relying on the information contained herein in agreeing to purchase Tract 2. The undersigned understands that Lawyers Title Insurance Corporation is relying on the information contained herein to issue its policies of fee and mortgagee title insurance for the benefit of HH and Nomura, respectively. The undersigned signatory warrants to Nomura and HH that such signatory is authorized and empowered to execute this document and bind the undersigned.


                                        Marriott Residence Inn USA

                                   By:  _____________________________(seal)
                                   Date:_____________________________

HH Properties-I, Inc. a
New York Corporation
One Airport Way, Suite 200
Rochester, New York  14624

and

Nomura Asset Capital Corporation and
its successors and assigns
Two World Financial Center
Building B, 21st Floor
New York, New York  10281-1198

     Re: Easement Agreements for Ingress, Egress and Driveway Purposes recorded in Book 3140, Page 104 and Declaration of Covenants and Easements recorded in Book 3108, Page 819, Wake County Registry (the "Easements")

Ladies and Gentlemen:

     The undersigned Denny's Inc. ("Denny's") is the owner of Tract 1 as shown in Book of Maps 1983, Page 379, Wake County Registry ("Tract 1"). SB Motel Raleigh Corp. is the owner of, and HH Properties-I, Inc. is the contract purchaser of Tract 2 as shown in Book of Maps 1983, Page 379, Wake County Registry ("Tract 2"). Nomura Asset Capital Corporation ("Nomura") is the lender of HH Properties-I, Inc. ("HH") in its proposed purchase of Tract 2. Tract 1 and Tract 2 share a nonexclusive private access drive as shown in Book of Maps 1983, Page 379 pursuant to the Easement. This estoppel letter is intended, pursuant to the Easements, to certify to HH and to Nomura, which certifications they are entitled to rely upon, certain facts regarding the status of the Easement.

     Please accept this certification and confirmation, as of the date of this estoppel letter, of Denny's with regard to the following:

     1. The Easements constitute valid and binding obligations of Denny's, enforceable by and against it in accordance with their terms and conditions and remain in full force and effect. Attached hereto are accurate and complete copies of the Easements and the same have not been modified or amended in any manner.

     2. The Easements have been maintained properly and no maintenance or repairs of the Easements are scheduled or required as of this time.

     3. The owners of Tract 2 are not obligated to the owner of Tract 1 for any costs or expense arising out of the Easements for maintenance, repair or otherwise of the Easement. There exist no unpaid maintenance costs, real estate taxes or other sums, charges, costs or amounts of any kind under the Easements. All duties, covenants and obligations of the parties thereunder have been performed in full.

     The undersigned understands that this letter has been requested in connection with Nomura's loan to HH and that in making such loan, Nomura is relying on the information contained herein. The undersigned also understands that HH is relying on the information contained herein in agreeing to purchase Tract 2. The undersigned understands that Lawyers Title Insurance Corporation is relying on the information contained herein to issue its policies of fee and mortgagee title insurance for the benefit of HH and Nomura, respectively. The undersigned signatory warrants to Nomura and HH that such signatory is authorized and empowered to execute this document and bind the undersigned.


                                        Denny's Inc.

                                   By:  _____________________________(seal)
                                   Date:_____________________________

                            CONTRACT AMENDMENT NO. 3

            THIS INSTRUMENT is entered into as of the 27th day of November, 1996 by SB Motel Richmond Corp., SB Motel Durham-Research Triangle Park Corp., SB Motel Cary Corp., SB Motel Statesville Corp., SB Motel Wilmington Corp., SB Motel Columbia Corp., SB Motel Charleston Corp., SB Motel Albany Corp., SB Motel Virginia Beach Corp., SB Motel Durham-Duke Corp., SB Motel Raleigh Corp., and SB Motel Charlotte 1-85 Corp., (Collectively, "Sellers"), Hudson Hotels Properties Corp. ("Purchaser") and Hudson Hotels Corporation ("Hudson").

            WHEREAS, Purchaser entered into an Agreement of Purchase and Sale dated September 27, 1996, as amended by Contract Amendment No. 1 dated October 31, 1996 and further amended by Contract Amendment No. 2 dated November 18, 1996 (the "Agreement") with Sellers covering twelve properties in the States of North Carolina, South Carolina, Georgia and Virginia (collectively, the "Premises"); and

            WHEREAS, Hudson, Sellers and Purchase desire to amend Section 12.4 of the Agreement as set forth below. All terms not defined herein shall have the meanings ascribed to them in the Agreement.

            NOW THEREFORE, Hudson, Sellers and Purchaser hereby agree that the Agreement is hereby amended as follows:

            1. The first sentence of Section 12.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

            "Except as provided in Section 12.5, each of the representations and warranties contained in Sections 12.1 and 12.3 (collectively, the "Base Reps") shall survive the Closing until the first anniversary of the Closing Date, provided further that, upon a sale, assignment or other transfer of any of the Premises by Purchaser, the representations and warranties set forth in Section 12.3 shall not survive with respect to the portion of the Premises being transferred thereunder, if sooner."

            2. Purchaser acknowledges and agrees that Sellers (as such term and all other terms which are capitalized but not defined herein are defined in the Agreement) have designated SB Motel Corp. as the payee of the Note pursuant to
Section 5.4(a) of the Agreement and as the transferee and holder of the certificates representing the Shares. SB Motel Corp. shall be entitled to all of the rights and benefits of Sellers under the Agreement which relate to the Note and/or the Shares, including, without limitation, all rights and benefits provided for in Section 15 of the Agreement and any and all rights under other covenants, representations or warranties in the Agreement or related documents relating to the Note or the Shares. Accordingly, but without limiting the generality of the foregoing, Section 15 of the Agreement is hereby deleted in its entirety and the following substituted therefor:

      "Section 15. HUDSON COVENANTS.

                  15.1 For as long as SB Motel Corp. or any other direct or indirect wholly owned subsidiary of Salomon Brothers Holding Company Inc (as the case may be, "SBMC") owns any of the Shares, Hudson shall provide at least 30 days' prior written notice to Salomon Brothers Inc (at the address for Sellers set forth herein) of any equity offering of Hudson ("Equitv Offering") and an opportunity to make the first offer to underwrite such offering. Provided that Salomon Brothers Inc shall submit a written proposal to Hudson with respect to such underwriting within 20 days after written notice from Hudson that it proposes to have such Equity Offering, and provided further that, after reviewing whether Salomon Brothers Inc's proposal has terms, pricing, a fee structure and any other pertinent business terms substantially similar in Hudson's judgment to those available from an alternative underwriter, Hudson shall give due consideration to Salomon Brothers Inc's proposal but, subject to the remaining provisions of this Section 15.1, shall have the sole and absolute discretion to determine whether or not to choose Salomon Brothers Inc as the principal underwriter. Notwithstanding the foregoing, if Hudson after giving such due consideration wishes to accept an offer from an alternative underwriter (the "Alternative Underwriter") in connection with any Equity Offering, Hudson shall provide at least five (5) Business Days' prior written notice (the "Right of First Refusal Period") of same to Salomon Brothers Inc (at the address for Sellers set forth herein). Provided that within the Right of First Refusal Period Salomon Brothers Inc shall submit a written proposal to Hudson with respect to such underwriting which is substantially similar to the terms, pricing, fee structure and any other pertinent business terms of the offer of the Alternative Underwriter (the "Matching Offer"), Hudson shall accept the Matching Offer of Salomon Brothers Inc to be the principal underwriter. If Salomon Brothers Inc does not provide Hudson with a Matching Offer during the Right of First Refusal Period, Hudson shall be entitled to enter into an underwriting commitment with the Alternative Underwriter within thirty
      (30) days after the expiration of the Right of First Refusal Period, provided that the underwriting commitment entered into with the Alternative Underwriter is no more favorable to the Alternative Underwriter (in its terms, pricing, fee structure and any other pertinent business terms which shall be specified therein) than the Alternative Underwriter's offer as aforesaid. If, at the end of such 30 day period, Hudson shall not have entered into such underwriting commitment agreement with the Alternative Underwriter, Hudson shall again be obligated to comply with the provisions of this Section
      15.1 (and to provide Salomon Brothers Inc the aforesaid right of first offer and right of first refusal) with respect to any Equity Offering. Hudson acknowledges that the rights granted to Salomon Brothers Inc hereunder constitute material consideration and inducement to Sellers to enter into this transaction. Salomon Brothers Inc and SBMC shall be a third party beneficiary under this Section 15 but shall not have any obligation or liability whatsoever under this Agreement. For the purposes hereof, any form or type of equity offerings of Hudson shall not include any type of mortgage, line of credit, bond or debenture financing.

                  15.2 Hudson hereby covenants with Sellers that from and after the Closing, any public announcements or disclosures made by Hudson with respect to this Agreement or the transactions contemplated hereby (including, without limitation, the Shares, the Note, the Purchase Price or the Premises) shall first be sent to SBMC for its review and approval. Until such approval has been given to Hudson by SBMC, Hudson shall refrain from making such public disclosures or announcements.

                  15.3 (a) Hudson hereby covenants with SBMC that, in the event a Closing takes place hereunder, Hudson shall immediately commence the preparation and filing of a registration statement registering the Shares for sale with the SEC as more particularly set forth below. Hudson shall diligently prosecute the registration and shall register the Shares no later than one hundred eighty (180) days after the Closing and shall take any and all actions necessary to maintain the effectiveness of the registration, including post-effective amendments, if necessary, until SBMC has disposed of all of the Shares. To this end, following the Closing Date, Hudson shall file with the SEC a registration statement under the Securities Act for the offering on a continuous or delayed basis in the future of all of the Shares (this and subsequent filings of registration statements provided hereinafter, the "Shelf Registration"). The Shelf Registration shall be on an appropriate form and the Shelf

      Registration and any form of prospectus included therein or prospectus supplement relating thereto shall reflect such plan of distribution or method of sale as SBMC may from time to time notify Hudson, including the sale of some or all of the Shares in a public offering or, if requested by SBMC, subject to receipt by Hudson of such information (including information relating to purchasers) as Hudson reasonably may require, (i) in a transaction constituting an offering outside the United States which is exempt from the registration requirements of the Securities Act in which Hudson undertakes to effect registration after the completion of such offering in order to permit such shares to be freely tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which Hudson undertakes to effect a registration after the conclusion of such placement to permit such shares to be freely tradeable by the purchasers thereof, or (iii) in a transaction under Rule 144A of the Securities Act in connection with which Hudson undertakes to effect a registration after the conclusion of such transaction to permit such shares to be freely tradeable by the purchasers thereof. Hudson shall use its best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the first date that there are no Shares remaining in the possession of SBMC (the "Registration Period"), and in the event that notwithstanding Hudson's best efforts, Hudson fails to keep the Shelf Registration effective, Hudson shall file with the SEC another Shelf Registration, such that a Shelf Registration is continually in effect during the Registration Period. During the Registration Period, Hudson shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by SBMC or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

                        (b) Until sixty (60) days following the beginning of the Registration Period, Hudson and E. Anthony Wilson covenant that B. Anthony Wilson acting in his individual capacity shall not sell any shares of Hudson Common Stock other than under and pursuant to Rule 144 of the Securities Act. E. Anthony Wilson has executed this Agreement below in his individual capacity to confirm his agreement to such covenant.

                  15.4 If, at any time from and after the Closing Date and until commencement of the Registration Period, Hudson shall propose to prepare on its own behalf or on behalf of any of its shareholders (other than SBMC) a registration statement in connection with an underwritten public offering of any securities of Hudson, Hudson shall give SBMC notice at least 20 days before the anticipated filing date of such registration statement. Should SBMC desire to have any Shares owned by SBMC included in such registration statement, SBMC shall so advise Hudson no later than 15 days after Hudson's notice is given, setting forth the number or amount of Shares which SBMC requests to be included in the registration statement, and Hudson shall include the Shares specified in such request in such registration statement and keep such registration statement in effect and maintain relevant compliance with each federal and state law and regulation. Notwithstanding the foregoing, (i) Hudson shall not be required to give notice or include such Shares in any such offering if the proposed registration relates solely to the sale of securities to participants in a dividend reinvestment plan, is to be made on Form S-4 and relates to a business combination or similar transaction permitted to be registered on such Form S-4, is to be made on Form S-8 and relates solely to the sale of securities to participants in a stock or employee benefit plan, or is permitted under Rule 462 promulgated under the Securities Act and registers additional securities of the same class as were included in an earlier registration statement for the same offering and declared effective; and (ii) Hudson may, in its sole discretion, withdraw such registration statement and abandon the proposed offering.

                  15.5 To the extent required from time to time to enable SBMC to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, Hudson will file in a timely manner (taking into account any extensions granted by the SEC), information, documents and reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of SBMC, deliver to SBMC a certificate, signed by Hudson's principal financial officer, stating (a) Hudson's name, address and telephone number (including area code), (b) Hudson's Internal Revenue Service identification number, (c) Hudson's SEC file number, (d) the number of shares of Hudson's common stock and the number of shares of any preferred stock of Hudson outstanding as shown by the most recent report or statement published by Hudson, and (e) whether Hudson has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time Hudson is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, Hudson will, at its expense, forthwith upon the written request of SBMC, make available adequate current public information with respect to Hudson within the meaning of paragraph (c) (2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

                  15.6 (a) Following the registration of the Shares as provided herein, the parties understand that SBMC may dispose of the Shares using several different methods, which may include an underwritten offering. In the event that SBMC elects to utilize an underwriter, Hudson shall enter into a customary underwriting agreement providing for customary indemnities for the underwriters and the selling security holders. Hudson shall pay all costs and expenses of whatsoever nature which arise from or relate to the registration or sale of the Shares as aforesaid, except that the seller of the Shares shall be responsible for any underwriting discounts or commissions.

                        (b) In the event that SBMC shall elect to dispose of the Shares in a transaction or series of transactions not involving an underwriting, Hudson and SBMC shall enter into a customary indemnity agreement providing for an indemnity to each party for statements or information in the registration statement pertaining to or provided by the indemnifying party.

                  5.7 (a) Hudson shall, if so requested by SBMC within five (5) Business Days after the expiration of the Feasibility Period, appoint and maintain, commencing on the Closing Date and for as long as SBMC holds any Shares, an observer of Hudson's Board of Directors, designated by SBMC, who shall be invited to attend all meetings of the Board of Directors and shall be compensated in the same manner as are non-employee directors of Hudson. Such observer shall be indemnified by Hudson against all claims and liabilities arising out of his or her participation in the meetings of the Board of Directors.

                        (b) Alternatively, from and after the Closing Date, SBMC shall have the right (but not the obligation) to have on the board of directors of Hudson (the "Board") one director (such director and any other person made a director of the Board pursuant to this Section 15.8, the "SBMC Nominee"), and Hudson shall promptly cause SBMC Nominee to become a member of the Board. If necessary to effectuate the placement of the SBMC Nominee on the Board, Hudson shall, at its sole option, (i) expand the size of the Board or (ii) solicit the resignation of one of its directors, in either case, to the extent necessary to permit the SBMC Nominee to serve. Until such time that SBMC no longer owns any of the Shares, SBMC shall have the right to maintain a SBMC Nominee on the Board. SBMC agrees to indicate to Purchaser within five (5) Business days after the expiration of the Feasibility Period whether they will request a SBMC Nominee to be placed on the Board immediately following Closing.

                        (c) If SBMC elects to exercise its option in Section 15.7(b) above, Hudson will support the nomination of, and Hudson's nominating committee (or any other committee exercising a similar function) shall recommend to the Board, the election of any SBMC Nominee to the Board, and Hudson will exercise all authority under applicable law to cause such SBMC Nominee to be elected to the Board. Without limiting the generality of the foregoing, with respect to each meeting of shareholders of Hudson at which directors are to be elected, Hudson shall use its reasonable efforts to solicit from the shareholders of Hudson eligible to vote in the election of directors proxies in favor of such SBMC Nominee.

                        (d) In the event that any SBMC Nominee shall cease to serve as a director for any reason other than the fact that SBMC no longer has a right to nominate a director, as provided in subsection (b), the vacancy resulting thereby shall, if SBMC so chooses in their sole discretion, be filled by a SBMC Nominee designated by SBMC.

                  15.8 The rights and benefits of SBMC set forth in Sections 15.3(a), 15.4, 15.5 and 15.6 hereunder shall inure to the benefit of any of SBMC's successors, assigns or transferees who obtain a legal or beneficial interest in the Shares, other than in connection with the sale thereof pursuant to the registration described in Section 15.3(a) or 15.4.

                  15.9 Each of the covenants contained in this Section iS shall survive the Closing until SBMC no longer owns any of the Shares."

            IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the day and year first above written.


            SELLERS:                    SB MOTEL RICHMOND CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL DURHAM-RESEARCH
                                           TRIANGLE PARK CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL CARY CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL STATESVILLE CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL WILMINGTON CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL COLUMBIA CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President

                                        SB MOTEL CHARLESTON CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL ALBANY CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL VIRGINIA BEACH CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL DURHAM-DUKE CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL RALEIGH CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President


                                        SB MOTEL CHARLOTTE I-85 CORP.

                                        By: /s/ John P. Buza
                                           -----------------------------
                                           Name:  John P. Buza
                                           Title: Vice President

            PURCHASER:                  HUDSON HOTELS PROPERTIES CORP.


                                        By: /s/ E. Anthony Wilson
                                            ------------------------------
                                            Name: E. Anthony Wilson
                                            Title: Chairman and Chief
                                                   Executive Officer


            HUDSON:                     HUDSON HOTELS CORPORATION


                                        By: /s/ E. Anthony Wilson
                                            ------------------------------
                                            Name: E. Anthony Wilson
                                            Title: Chairman and Chief
                                                   Executive Officer


            ESCROW AGENT:              LAWYERS TITLE INSURANCE CORPORATION
            (Solely as Escrow
            Agent

                                       By: /s/ Eileen Callan
                                           ---------------------------------
                                           Name: EILEEN CALLAN
                                                 ---------------------------
                                           Title: AUTHORIZED AGENT
                                                 ---------------------------


                                        E. Anthony Wilson is executing this
                                        amendment in his individual capacity
                                        solely in order to make the covenant
                                        set forth in Section 15.3(b) of the
                                        Agreement, as amended hereby.


                                            /s/ E. Anthony Wilson
                                        ------------------------------
                                              E. ANTHONY WILSON